                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO.              )
                                         -------------

Filed by the Registrant                                      [X]
Filed by a Party other than the Registrant                   [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12

                         The Hartford Mutual Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
[ ]   Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

      (1) Title of each class of securities to which transaction applies:

        --------------------------------------

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction :

      (5) Total fee paid:

[ ]   Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

PRELIMINARY COPY

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND

                       THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

Dear Shareholders:

You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (the "Funds"). The meeting will take place on June 15, 2004 at 8:30 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the meeting is (i) to elect members of the Boards of Directors of the Funds, (ii) to approve a proposal to permit the Funds' investment adviser to select and contract with sub-advisers without obtaining shareholder approval; (iii) for certain Funds to approve proposals to adopt, eliminate or revise certain fundamental policies; and (iv) to transact such other business as may properly come before the special meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed Proxy Card for the upcoming meeting. Each Funds' Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal. The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement.

Very truly yours,

/s/ David M. Znamierowski
David M. Znamierowski
President

                              IMPORTANT INFORMATION

 We encourage you to read the enclosed proxy statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. Shareholders are being asked to consider three separate matters. First, shareholders are being asked to consider the election of directors of the Funds. Second, shareholders are being asked to approve a proposal to permit the Funds' investment adviser to select and contract with sub-advisers without obtaining shareholder approval. Third, shareholders of certain Funds are being asked to approve proposals to adopt, eliminate or revise certain fundamental policies.

Q.   WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?

A. There are nine nominees, each of whom currently serves as a director of The Hartford Mutual Funds, Inc. and eight of whom currently serve as directors of The Hartford Mutual Funds II, Inc.

Q. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL?

A. The Funds are structured so that each Fund has an investment adviser and an investment sub-adviser. The investment adviser supervises the activities of the investment sub-adviser which in turn performs the day to day investment management of the Funds. Traditionally, in order to hire or terminate an investment sub-adviser it was necessary to incur the expense of a shareholder meeting. Recently, many Funds received permission from the Securities and Exchange Commission to hire or terminate investment sub-advisers without a shareholder vote. This permission is commonly referred to as a manager of managers exemptive order. This permission is contingent on the fact that the investment adviser retain oversight and responsibility for each Fund and that the Funds receive shareholder approval to use the manager of managers order. In addition, under the order a sub-advisor may only be hired or replaced after approval by the directors of the appropriate Fund. Without the delay and cost inherent in holding shareholder meetings each time there is a need to change an investment sub-adviser, the Funds would benefit by being able to act more quickly and with less expense when the need arises to replace or hire an investment sub-adviser.

Q.   WHY ARE WE PROPOSING TO CHANGE CERTAIN OF THE FUNDS' FUNDAMENTAL POLICIES?

A. As described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory, business, or industry requirements or conditions that no longer prevail. In addition, small variations in the wording of similar restrictions among the whole family of Hartford funds makes the task of ensuring compliance with them difficult and expensive. We are proposing removing certain policies and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be in place, for other Hartford funds.

Q. DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS RESULT OF ANY OF THESE PROPOSALS?

A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the Funds.

Q.   HAVE THE FUNDS' BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Fund's Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.   WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of the Funds or a firm authorized by the Funds may be contacting you to urge you to vote on these important matters.

PRELIMINARY COPY

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND

                       THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

     A Joint Special Meeting of Shareholders (the "Meeting") of each series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies") listed above (each such series, a "Fund," and together, the "Funds") will take place on June 15, 2004 at 8:30 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

     1.   For each Fund, to elect a Board of Directors.

     2. For each Fund, to approve a proposal to permit the Companies' investment adviser to select and contract with sub-advisers without obtaining shareholder approval.

     3. For The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund, each a separate series of The Hartford Mutual Funds, Inc., and The Hartford SmallCap Growth Fund, a separate series of The Hartford Mutual Funds II, Inc., to approve proposals to adopt, eliminate or revise certain fundamental policies.

     4. To transact such other business as may properly come before the meeting.

     The Boards of Directors of each of the Companies unanimously recommends approval of each item listed in this notice, as applicable. Shareholders of record on March 31, 2004 are entitled to notice of and to vote at the meeting.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANIES ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                      By order of the Boards of Directors,

                                      /s/ Kevin J. Carr
                                      Kevin J. Carr
                                      Vice President and Secretary

Dated:  April 15, 2004

PRELIMINARY COPY

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND

                              500 BIELENBERG DRIVE
                         WOODBURY, MINNESOTA 55125-1400
                                [1-888-843-7824]

                       THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                              500 BIELENBERG DRIVE
                         WOODBURY, MINNESOTA 55125-1400
                                [1-888-843-7824]

                                 PROXY STATEMENT
                                 APRIL 15, 2004

     The enclosed proxy card is solicited by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies") in connection with the joint special meeting of shareholders of each of the series of the Companies listed above (each, a "Fund," and together, the "Funds") to be held June 15, 2004 at 8:30 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) thereof.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Shareholders' Meeting and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately April 15, 2004. Representatives of the Funds or a firm authorized by the Funds may solicit proxies and voting instructions by means of mail, telephone, or personal calls. The Companies have also engaged D.F. King & Co., Inc. ("D.F. King") to solicit proxies from institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, of up to $[ ]. Hartford Investment Financial Services, LLC ("HIFSCO"), the investment adviser, administrator and principal underwriter for the Companies, is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of their respective Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposals II and III (approval of selecting and contracting with sub-advisers without shareholder approval and changes to fundamental investment policies). Abstentions, votes withheld with respect to the election of directors and broker non-votes (proxy cards received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Boards of Directors are aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     In addition to completing and returning the enclosed proxy card, shareholders are also able to vote by touchtone telephone or by Internet by following the instructions included with the proxy card accompanying this Proxy Statement. To vote by Internet or by telephone, shareholders can access the website or call the toll-free number listed on the proxy or voting instruction card. To vote by Internet or by telephone, shareholders will need the "control number" that appears on the proxy or voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

     In certain instances, D.F. King may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to confirm that shareholders received the Notice of Joint Special Shareholders' Meeting and Proxy Statement, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a shareholder should vote on the proposals other than to refer to the recommendation of the Boards as stated in the Proxy Statement. Shareholders voting by telephone in this manner will be asked for the last four digits of their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

     Only those shareholders owning shares as of the close of business on March 31, 2004 (the "Record Date") may vote at the meeting or any adjournments of the meeting. Appendix A lists the issued and outstanding shares of each Fund as of that date. Each shareholder is entitled to one vote for each share held.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the meeting shall constitute a quorum with respect to that Company. As to any matter to be considered separately by a Fund, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the meeting shall constitute a quorum with respect to that matter. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of votes. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     A copy of each Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company in question at 500 Bielenberg Drive, Woodbury, Minnesota 55125-1400 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                     SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following tables identify the various proposals set forth in this Proxy Statement and indicates which Funds are affected thereby. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                                               THE
                                      THE          THE       HARTFORD    THE                  THE
                        THE         HARTFORD     HARTFORD    DIVIDEND  HARTFORD    THE      HARTFORD
                      HARTFORD      CAPITAL     DISCIPLINED    AND      EQUITY   HARTFORD    GLOBAL
                      ADVISORS    APPRECIATION    EQUITY      GROWTH    INCOME    FOCUS    COMMUNICA-
     PROPOSAL:          FUND          FUND         FUND        FUND      FUND      FUND    TIONS FUND
-------------------   ---------   ------------  -----------  --------  --------  --------  ----------
I. TO ELECT A BOARD       X            X             X          X         X         X          X
     OF DIRECTORS

II. TO PERMIT THE         X            X             X          X         X         X          X
FUND'S INVESTMENT
ADVISER TO SELECT
AND CONTRACT WITH
  SUB-ADVISERS
WITHOUT OBTAINING
   SHAREHOLDER
     APPROVAL

                                                               THE
                                      THE           THE      HARTFORD    THE                  THE
                        THE         HARTFORD     HARTFORD    DIVIDEND  HARTFORD    THE      HARTFORD
                      HARTFORD      CAPITAL     DISCIPLINED    AND      EQUITY   HARTFORD    GLOBAL
                      ADVISORS    APPRECIATION    EQUITY      GROWTH    INCOME    FOCUS    COMMUNICA-
     PROPOSAL:          FUND          FUND         FUND        FUND      FUND      FUND    TIONS FUND
-------------------   ---------   ------------  -----------  --------  --------  --------  ----------
III.A (i) TO REVISE                     X            X
  THE FUNDAMENTAL
 POLICY REGARDING
  THE ISSUING OF
 SENIOR SECURITIES

III.A(ii) TO REVISE                     X            X
 THE FUNDAMENTAL
POLICY REGARDING
 THE BORROWING OF
      MONEY

III.A(iii) TO REVISE
  THE FUNDAMENTAL
POLICIES REGARDING
 THE BORROWING OF
 MONEY, ISSUING OF
 SENIOR SECURITIES
  AND PURCHASING
   SECURITIES ON
      MARGIN

III.B TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
   THE PLEDGING,
   MORTGAGING OR
 HYPOTHECATING OF
      ASSETS

III.C TO REVISE THE                     X           X
    FUNDAMENTAL
 POLICY REGARDING
   UNDERWRITING
    SECURITIES

III.D TO REVISE THE                     X           X
    FUNDAMENTAL
 POLICY REGARDING
  INVESTMENTS IN
  REAL ESTATE AND
 INTERESTS THEREIN

III.E TO REVISE THE                     X           X
    FUNDAMENTAL
 POLICY REGARDING
   PURCHASES AND
     SALES OF
  COMMODITIES AND
    COMMODITIES
     CONTRACTS

III.F TO REVISE THE                     X           X
    FUNDAMENTAL
 POLICY REGARDING
THE DIVERSIFICATION
  OF INVESTMENTS

                                                               THE
                                      THE           THE      HARTFORD    THE                  THE
                        THE         HARTFORD     HARTFORD    DIVIDEND  HARTFORD    THE      HARTFORD
                      HARTFORD      CAPITAL     DISCIPLINED    AND      EQUITY   HARTFORD    GLOBAL
                      ADVISORS    APPRECIATION    EQUITY      GROWTH    INCOME    FOCUS    COMMUNICA-
     PROPOSAL:          FUND          FUND         FUND        FUND      FUND      FUND    TIONS FUND
-------------------   ---------   ------------  -----------  --------  --------  --------  ----------
  III.G TO REVISE                      X            X
  THE FUNDAMENTAL
 POLICY REGARDING
    INVESTMENT
  CONCENTRATIONS
WITHIN A PARTICULAR
     INDUSTRY

    III.H(i) TO
   ELIMINATE THE
    FUNDAMENTAL
 POLICY REGARDING
  PURCHASES FROM
   AND SALES TO
OFFICERS, DIRECTORS
   AND EMPLOYEES

   III.H(ii) TO
   ELIMINATE THE
    FUNDAMENTAL
 POLICY REGARDING
SECURITIES TRADING
     ACCOUNTS

III.I TO REVISE THE                    X            X
    FUNDAMENTAL
 POLICY REGARDING
   THE MAKING OF
       LOANS

III.J TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
    SHORT SALES

  III.K TO REVISE
  THE FUNDAMENTAL
POLICIES REGARDING
INVESTMENTS WITHIN
 CERTAIN INDUSTRIES

                         THE
                       HARTFORD       THE         THE          THE
                        GLOBAL      HARTFORD    HARTFORD     HARTFORD         THE           THE          THE
                       FINANCIAL     GLOBAL      GLOBAL       GLOBAL        HARTFORD      HARTFORD     HARTFORD
                       SERVICES      HEALTH      LEADERS    TECHNOLOGY     HIGH YIELD      INCOME      INFLATION
     PROPOSAL:           FUND         FUND        FUND         FUND           FUND          FUND       PLUS FUND
-------------------    ---------    --------    --------    ----------     ----------     --------     ---------
I. TO ELECT A BOARD        X           X           X            X              X             X             X
   OF DIRECTORS

 II. TO PERMIT THE         X           X           X            X              X             X             X
 FUND'S INVESTMENT
  ADVISER TO SELECT
 AND CONTRACT WITH
   SUB-ADVISERS
 WITHOUT OBTAINING
    SHAREHOLDER
     APPROVAL

                         THE
                       HARTFORD       THE         THE          THE
                        GLOBAL      HARTFORD    HARTFORD     HARTFORD         THE           THE           THE
                       FINANCIAL     GLOBAL      GLOBAL       GLOBAL        HARTFORD      HARTFORD     HARTFORD
                       SERVICES      HEALTH      LEADERS    TECHNOLOGY     HIGH YIELD      INCOME      INFLATION
     PROPOSAL:           FUND         FUND        FUND         FUND           FUND          FUND       PLUS FUND
--------------------   ---------    --------    --------    ----------     ----------     --------     ---------
III.A (i) TO REVISE                    X                         X
  THE FUNDAMENTAL
 POLICY REGARDING
  THE ISSUING OF
 SENIOR SECURITIES

III.A(ii) TO REVISE                    X                         X
 THE FUNDAMENTAL
 POLICY REGARDING
 THE BORROWING OF
      MONEY

III.A(iii) TO REVISE
  THE FUNDAMENTAL
POLICIES REGARDING
 THE BORROWING OF
 MONEY, ISSUING OF
 SENIOR SECURITIES
  AND PURCHASING
   SECURITIES ON
      MARGIN

III.B TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
   THE PLEDGING,
   MORTGAGING OR
 HYPOTHECATING OF
      ASSETS

III.C TO REVISE THE                    X                         X
    FUNDAMENTAL
 POLICY REGARDING
   UNDERWRITING
    SECURITIES

III.D TO REVISE THE                    X                         X
    FUNDAMENTAL
 POLICY REGARDING
  INVESTMENTS IN
  REAL ESTATE AND
 INTERESTS THEREIN

III.E TO REVISE THE                    X                         X
    FUNDAMENTAL
 POLICY REGARDING
   PURCHASES AND
     SALES OF
  COMMODITIES AND
    COMMODITIES
     CONTRACTS

III.F TO REVISE THE
    FUNDAMENTAL
 POLICY REGARDING
THE DIVERSIFICATION
  OF INVESTMENTS

                         THE
                       HARTFORD       THE         THE          THE
                        GLOBAL      HARTFORD    HARTFORD     HARTFORD         THE           THE          THE
                       FINANCIAL     GLOBAL      GLOBAL       GLOBAL        HARTFORD      HARTFORD     HARTFORD
                       SERVICES      HEALTH      LEADERS    TECHNOLOGY     HIGH YIELD      INCOME      INFLATION
     PROPOSAL:           FUND         FUND        FUND         FUND           FUND          FUND       PLUS FUND
-------------------    ---------    --------    --------    ----------     ----------     --------     ---------
III.G TO REVISE THE
    FUNDAMENTAL
 POLICY REGARDING
    INVESTMENT
  CONCENTRATIONS
WITHIN A PARTICULAR
     INDUSTRY

    III.H(i) TO
   ELIMINATE THE
    FUNDAMENTAL
 POLICY REGARDING
  PURCHASES FROM
   AND SALES TO
OFFICERS, DIRECTORS
   AND EMPLOYEES

   III.H(ii) TO
   ELIMINATE THE
    FUNDAMENTAL
 POLICY REGARDING
SECURITIES TRADING
     ACCOUNTS

III.I TO REVISE THE                    X                         X
    FUNDAMENTAL
 POLICY REGARDING
   THE MAKING OF
       LOANS

III.J TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
    SHORT SALES

III.K TO REVISE THE                    X                         X
    FUNDAMENTAL
POLICIES REGARDING
INVESTMENTS WITHIN
CERTAIN INDUSTRIES

                           THE                               THE
                         HARTFORD            THE           HARTFORD                     THE         THE         THE
                       INTERNATIONAL       HARTFORD      INTERNATIONAL      THE       HARTFORD    HARTFORD    HARTFORD
                          CAPITAL       INTERNATIONAL        SMALL        HARTFORD     MIDCAP      MONEY        SHORT
                       APPRECIATION       OPPORTUN-         COMPANY        MIDCAP      VALUE       MARKET     DURATION
     PROPOSAL:             FUND           ITIES FUND         FUND           FUND        FUND        FUND        FUND
-------------------    -------------    -------------    -------------    --------    --------    --------    --------
  I. TO ELECT A              X                X                X             X           X           X           X
BOARD OF DIRECTORS

II. TO PERMIT THE            X                X                X             X           X           X           X
   FUND'S INVESTMENT
ADVISER TO SELECT
AND CONTRACT WITH
   SUB-ADVISERS
WITHOUT OBTAINING
   SHAREHOLDER
    APPROVAL

                           THE                               THE
                         HARTFORD            THE           HARTFORD                     THE         THE         THE
                       INTERNATIONAL       HARTFORD      INTERNATIONAL      THE       HARTFORD    HARTFORD    HARTFORD
                          CAPITAL       INTERNATIONAL        SMALL        HARTFORD     MIDCAP      MONEY        SHORT
                       APPRECIATION       OPPORTUN-         COMPANY        MIDCAP      VALUE       MARKET     DURATION
     PROPOSAL:             FUND           ITIES FUND         FUND           FUND        FUND        FUND        FUND
-------------------    -------------    -------------    -------------    --------    --------    --------    --------
III.A (i) TO REVISE
  THE FUNDAMENTAL
  POLICY REGARDING
   THE ISSUING OF
 SENIOR SECURITIES

III.A(ii) TO REVISE
  THE FUNDAMENTAL
  POLICY REGARDING
  THE BORROWING OF
       MONEY

  III.A(iii) TO
    REVISE THE
   FUNDAMENTAL
POLICIES REGARDING
 THE BORROWING OF
MONEY, ISSUING OF
SENIOR SECURITIES
  AND PURCHASING
  SECURITIES ON
      MARGIN

III.B TO ELIMINATE
 THE FUNDAMENTAL
 POLICY REGARDING
  THE PLEDGING,
  MORTGAGING OR
 HYPOTHECATING OF
      ASSETS

 III.C TO REVISE
 THE FUNDAMENTAL
 POLICY REGARDING
   UNDERWRITING
    SECURITIES

  III.D TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
  INVESTMENTS IN
  REAL ESTATE AND
INTERESTS THEREIN

 III.E TO REVISE
 THE FUNDAMENTAL
 POLICY REGARDING
  PURCHASES AND
     SALES OF
 COMMODITIES AND
   COMMODITIES
    CONTRACTS

  III.F TO REVISE
 THE FUNDAMENTAL
 POLICY REGARDING

                           THE                               THE
                         HARTFORD            THE           HARTFORD                     THE         THE         THE
                       INTERNATIONAL       HARTFORD      INTERNATIONAL      THE       HARTFORD    HARTFORD    HARTFORD
                          CAPITAL       INTERNATIONAL        SMALL        HARTFORD     MIDCAP      MONEY        SHORT
                       APPRECIATION       OPPORTUN-         COMPANY        MIDCAP      VALUE       MARKET     DURATION
     PROPOSAL:             FUND           ITIES FUND         FUND           FUND        FUND        FUND        FUND
-------------------    -------------    -------------    -------------    --------    --------    --------    --------
THE DIVERSIFICATION
  OF INVESTMENTS

  III.G TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
    INVESTMENT
  CONCENTRATIONS
     WITHIN A
    PARTICULAR
     INDUSTRY

    III.H(i) TO
  ELIMINATE THE
   FUNDAMENTAL
 POLICY REGARDING
  PURCHASES FROM
   AND SALES TO
OFFICERS, DIRECTORS
  AND EMPLOYEES

   III.H(ii) TO
  ELIMINATE THE
   FUNDAMENTAL
 POLICY REGARDING
 SECURITIES TRADING
     ACCOUNTS

III.I TO REVISE THE
    FUNDAMENTAL
  POLICY REGARDING
   THE MAKING OF
      LOANS

 III.J TO ELIMINATE
  THE FUNDAMENTAL
  POLICY REGARDING
    SHORT SALES

  III.K TO REVISE
  THE FUNDAMENTAL
 POLICIES REGARDING
    INVESTMENTS
   WITHIN CERTAIN
     INDUSTRIES

                          THE                        THE          THE           THE
                        HARTFORD                   HARTFORD     HARTFORD      HARTFORD                      THE
                         SMALL         THE         TAX-FREE     TAX-FREE       TOTAL          THE         HARTFORD
                        COMPANY      HARTFORD     CALIFORNIA    NEW YORK       RETURN       HARTFORD       GROWTH
     PROPOSAL:            FUND      STOCK FUND       FUND         FUND       BOND FUND     VALUE FUND       FUND
-------------------     --------    ----------    ----------    --------     ---------     ----------     --------
I. TO ELECT A BOARD        X            X             X            X             X             X             X
    OF DIRECTORS

 II. TO PERMIT THE         X            X             X            X             X             X             X
 FUND'S INVESTMENT
 ADVISER TO SELECT
 AND CONTRACT WITH
   SUB-ADVISERS
 WITHOUT OBTAINING

                          THE                        THE          THE           THE
                        HARTFORD                   HARTFORD     HARTFORD      HARTFORD                      THE
                         SMALL         THE         TAX-FREE     TAX-FREE       TOTAL          THE         HARTFORD
                        COMPANY      HARTFORD     CALIFORNIA    NEW YORK       RETURN       HARTFORD       GROWTH
     PROPOSAL:            FUND      STOCK FUND       FUND         FUND       BOND FUND     VALUE FUND       FUND
--------------------    --------    ----------    ----------    --------     ---------     ----------     --------
    SHAREHOLDER
      APPROVAL

III.A (i) TO REVISE                     X
  THE FUNDAMENTAL
 POLICY REGARDING
  THE ISSUING OF
 SENIOR SECURITIES

III.A(ii) TO REVISE                     X
 THE FUNDAMENTAL
 POLICY REGARDING
 THE BORROWING OF
       MONEY

III.A(iii) TO REVISE
  THE FUNDAMENTAL
POLICIES REGARDING
 THE BORROWING OF
 MONEY, ISSUING OF
 SENIOR SECURITIES
  AND PURCHASING
 SECURITIES ON MARGIN

III.B TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
   THE PLEDGING,
   MORTGAGING OR
 HYPOTHECATING OF
      ASSETS

III.C TO REVISE THE                     X
    FUNDAMENTAL
 POLICY REGARDING
   UNDERWRITING
    SECURITIES

III.D TO REVISE THE                     X
    FUNDAMENTAL
 POLICY REGARDING
  INVESTMENTS IN
  REAL ESTATE AND
 INTERESTS THEREIN

III.E TO REVISE THE                     X
    FUNDAMENTAL
 POLICY REGARDING
   PURCHASES AND
     SALES OF
  COMMODITIES AND
    COMMODITIES
     CONTRACTS

]

                          THE                        THE          THE           THE
                        HARTFORD                   HARTFORD     HARTFORD      HARTFORD                      THE
                         SMALL         THE         TAX-FREE     TAX-FREE       TOTAL          THE         HARTFORD
                        COMPANY      HARTFORD     CALIFORNIA    NEW YORK       RETURN       HARTFORD       GROWTH
     PROPOSAL:            FUND      STOCK FUND       FUND         FUND       BOND FUND     VALUE FUND       FUND
--------------------    --------    ----------    ----------    --------     ---------     ----------     --------
III.F TO REVISE THE                     X
    FUNDAMENTAL
 POLICY REGARDING
THE DIVERSIFICATION
  OF INVESTMENTS

III.G TO REVISE THE                     X
    FUNDAMENTAL
 POLICY REGARDING
    INVESTMENT
  CONCENTRATIONS
WITHIN A PARTICULAR
     INDUSTRY

    III.H(i) TO
   ELIMINATE THE
    FUNDAMENTAL
 POLICY REGARDING
  PURCHASES FROM
   AND SALES TO
OFFICERS, DIRECTORS
   AND EMPLOYEES

   III.H(ii) TO
   ELIMINATE THE
    FUNDAMENTAL
 POLICY REGARDING
SECURITIES TRADING
     ACCOUNTS

III.I TO REVISE THE                     X
    FUNDAMENTAL
 POLICY REGARDING
   THE MAKING OF
       LOANS

III.J TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
    SHORT SALES

III.K TO REVISE THE
    FUNDAMENTAL
POLICIES REGARDING
    INVESTMENTS
   WITHIN CERTAIN
    INDUSTRIES

                                                                                             THE HARTFORD
                          THE HARTFORD                     THE HARTFORD     THE HARTFORD         U.S.       THE HARTFORD
                             GROWTH       THE HARTFORD       TAX-FREE         TAX-FREE        GOVERNMENT        VALUE
                            OPPORTUN        SMALLCAP        MINNESOTA         NATIONAL        SECURITIES    OPPORTUNITIES
      PROPOSAL:           -ITIES FUND      GROWTH FUND        FUND              FUND             FUND           FUND
----------------------    ------------    ------------     ------------     ------------     ------------   -------------
I. TO ELECT A BOARD OF         X               X                X                X                X              X
       DIRECTORS

  II. TO PERMIT THE            X               X                X                X                X              X
  FUND'S INVESTMENT
ADVISER TO SELECT AND
 CONTRACT WITH SUB-

                                                                                           THE HARTFORD
                          THE HARTFORD                                      THE HARTFORD       U.S.       THE HARTFORD
                             GROWTH        THE HARTFORD    THE HARTFORD       TAX-FREE      GOVERNMENT       VALUE
                            OPPORTUN-       SMALLCAP        TAX-FREE          NATIONAL      SECURITIES    OPPORTUNITIES
       PROPOSAL:           ITIES FUND      GROWTH FUND    MINNESOTA FUND        FUND           FUND           FUND
       ---------          ------------     -----------    --------------   -------------   ------------   -------------
    ADVISERS WITHOUT
OBTAINING SHAREHOLDER
        APPROVAL

III.A (i) TO REVISE THE
   FUNDAMENTAL POLICY
 REGARDING THE ISSUING
  OF SENIOR SECURITIES

III.A(ii) TO REVISE THE
   FUNDAMENTAL POLICY
REGARDING THE BORROWING
        OF MONEY

  III.A(iii) TO REVISE                         X
   THE FUNDAMENTAL
 POLICIES REGARDING THE
  BORROWING OF MONEY,
   ISSUING OF SENIOR
     SECURITIES AND
 PURCHASING SECURITIES
       ON MARGIN

 III.B TO ELIMINATE THE                         X
   FUNDAMENTAL POLICY
REGARDING THE PLEDGING,
     MORTGAGING OR
HYPOTHECATING OF ASSETS

  III.C TO REVISE THE
   FUNDAMENTAL POLICY
 REGARDING UNDERWRITING
       SECURITIES

  III.D TO REVISE THE                           X
   FUNDAMENTAL POLICY
 REGARDING INVESTMENTS
   IN REAL ESTATE AND
   INTERESTS THEREIN

  III.E TO REVISE THE                           X
   FUNDAMENTAL POLICY
REGARDING PURCHASES AND
  SALES OF COMMODITIES
    AND COMMODITIES
       CONTRACTS

  III.F TO REVISE THE
   FUNDAMENTAL POLICY
     REGARDING THE
   DIVERSIFICATION OF
      INVESTMENTS
  III.G TO REVISE THE                           X
   FUNDAMENTAL POLICY

                                                                                           THE HARTFORD
                          THE HARTFORD                                      THE HARTFORD       U.S.       THE HARTFORD
                             GROWTH        THE HARTFORD    THE HARTFORD       TAX-FREE      GOVERNMENT       VALUE
                            OPPORTUN-       SMALLCAP        TAX-FREE          NATIONAL      SECURITIES    OPPORTUNITIES
       PROPOSAL:           ITIES FUND      GROWTH FUND    MINNESOTA FUND        FUND           FUND           FUND
       ---------          ------------     -----------    --------------   -------------   ------------   -------------
  REGARDING INVESTMENT
CONCENTRATIONS WITHIN A
  PARTICULAR INDUSTRY

 III.H(i) TO ELIMINATE                          X
 THE FUNDAMENTAL POLICY
  REGARDING PURCHASES
   FROM AND SALES TO
OFFICERS, DIRECTORS AND
       EMPLOYEES

 III.H(ii) TO ELIMINATE                         X
THE FUNDAMENTAL POLICY
  REGARDING SECURITIES
    TRADING ACCOUNTS

  III.I TO REVISE THE                           X
   FUNDAMENTAL POLICY
REGARDING THE MAKING OF
         LOANS

 III.J TO ELIMINATE THE                         X
   FUNDAMENTAL POLICY
 REGARDING SHORT SALES

  III.K TO REVISE THE
  FUNDAMENTAL POLICIES
 REGARDING INVESTMENTS
     WITHIN CERTAIN
       INDUSTRIES

                                 SHARE OWNERSHIP

         The following tables set forth the dollar range of equity securities beneficially owned by each director of the Companies in each of the Funds and on an aggregate basis in any registered investment companies overseen by the director within the Hartford fund complex as a group, as of December 31, 2003.

NON-INTERESTED DIRECTORS

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                         ALL REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN
    NAME OF DIRECTOR                  DOLLAR RANGE OF EQUITY SECURITIES                  BY DIRECTOR IN FAMILY OF
                                                 IN THE FUND                               INVESTMENT COMPANIES
Lynn S. Birdsong          None                                           None                      None

Winifred Ellen Coleman    The Hartford Advisers Fund                $10,001-$50,000            Over $100,000
                          The Hartford Capital Appreciation Fund   $50,001-$100,000
                          The Hartford Dividend and Growth Fund     $10,001-$50,000
                          The Hartford Global Leaders Fund            $1-$10,000
                          The Hartford International                $10,001-$50,000
                          Opportunities Fund
                          The Hartford MidCap Fund                    $1-$10,000

                                                                                          AGGREGATE DOLLAR RANGE
                                                                                          OF EQUITY SECURITIES IN
                                                                                         ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN
    NAME OF DIRECTOR                    DOLLAR RANGE OF EQUITY SECURITIES                BY DIRECTOR IN FAMILY OF
                                                  IN THE FUND                              INVESTMENT COMPANIES
                             The Hartford Small Company Fund             $1-$10,000
                             The Hartford Stock Fund                   $10,001-$50,000

Dr. Robert M. Gavin, Jr.     The Hartford Global Leaders Fund          $10,001-$50,000            Over $100,000
                             The Hartford Growth Fund                   Over $100,000
                             The Hartford Growth Opportunities Fund     Over $100,000
                             The Hartford Money Market Fund              $1-$10,000

Duane E. Hill                None                                           None                      None

Phillip O. Peterson          The Hartford Global Technology Fund       $10,001-$50,000           $10,001-50,000

Millard Handley Pryor, Jr.   The Hartford Global Health Fund          $50,001-$100,000           $50,001-100,000

INTERESTED DIRECTORS

                                                                                             AGGREGATE DOLLAR RANGE
                                                                                            OF EQUITY SECURITIES IN
                                                                                           ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN
    NAME OF DIRECTOR                    DOLLAR RANGE OF EQUITY SECURITIES                   BY DIRECTOR IN FAMILY OF
                                                   IN THE FUND                              INVESTMENT COMPANIES

Thomas M. Marra             The Hartford Advisers Fund                 Over $100,000             Over $100,000
                            The Hartford Capital Appreciation Fund     Over $100,000
                            The Hartford Dividend and Growth Fund    $50,001-$100,000
                            The Hartford Focus Fund                    Over $100,000
                            The Hartford Global Leaders Fund         $50,001-$100,000
                            The Hartford High Yield Fund             $50,001-$100,000
                            The Hartford International
                            Opportunities Fund                          $1-$10,000
                            The Hartford MidCap Fund                   Over $100,000
                            The Hartford Small Company Fund          $50,001-$100,000
                            The Hartford Stock Fund                    Over $100,000

Lowndes Andrew Smith        The Hartford Advisers Fund                  $1-$10,000               Over $100,000
                            The Hartford Capital Appreciation Fund   $50,001-$100,000
                            The Hartford Global Health Fund          $50,001-$100,000
                            The Hartford Global Leaders Fund          $10,001-$50,000
                            The Hartford Global Technology Fund       $10,001-$50,000
                            The Hartford International                $10,001-$50,000
                            Opportunities Fund
                            The Hartford MidCap Fund                 $50,001-$100,000
                            The Hartford Small Company Fund           $10,001-$50,000

David Mark Znamierowski(1)  The Hartford High Yield Fund              $10,001-$50,000           $10,001-$50,000


(1) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not a director of The Hartford Mutual Funds II, Inc.

         As of December 31, 2003, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Company. As of December 31, 2003, no person to the knowledge of any Company owned beneficially more than 5% of the outstanding shares of any class of shares of a Fund, except as listed in Appendix B.

         As of the same date, none of the non-interested directors (or their immediate family members) had share ownership in securities of any Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of a Company (not including registered investment companies).

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders will be asked to elect members to each Company's Board of Directors. It is intended that the enclosed proxy card will be voted for the election of the persons named below as directors unless such authority has been withheld in the proxy card. All of the nominees currently serve as directors of the Companies. The members of each Company's Board of Directors is the same, with the exception of David M. Znamierowski, who serves on the Board of Directors of The Hartford Mutual Funds, Inc., but who does not serve on the Board of Directors of The Hartford Mutual Funds II, Inc. Mr. Birdsong was recommended by [the non-interested directors] to serve as a member of the Boards. Mr. Marra, and Mr. Znamierowski with respect to The Hartford Mutual Funds II, Inc., were recommended by [the Companies' investment adviser] to serve as members of the Boards. All other nominees have previously been elected to the Boards and are standing for re-election.

         Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is to the Secretary of the Company in question, c/o Hartford Mutual Funds, 500 Bielenberg Drive, Woodbury, Minnesota 55125-1400.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
    NAME AND AGE          COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
    ------------          ---------           -----                 -----              --------            --------
Lynn S. Birdsong(1)       Director              2003            From 1979 to              72                  N/A
(age 57)                                                        2002, Mr.
                                                                Birdsong was a
                                                                managing director
                                                                of Zurich Scudder
                                                                Investments, an
                                                                investment
                                                                management firm.
                                                                In 2003, Mr.
                                                                Birdsong became
                                                                an Independent
                                                                Director of the
                                                                Atlantic
                                                                Whitehall Funds
                                                                and The Japan
                                                                Fund; during his
                                                                employment

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
    NAME AND AGE          COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
    ------------          ---------           -----                 -----              --------            --------
                                                                with Scudder, he
                                                                was an Interested
                                                                Director of The
                                                                Japan Fund.
                                                                Since 1981, Mr.
                                                                Birdsong has been
                                                                a partner in
                                                                Birdsong Company,
                                                                an advertising
                                                                specialty firm.

Winifred E. Coleman(1)    Director             1996(2)          Ms. Coleman has            72                 N/A
(age 71)                                       2002(3)          served as
                                                                President of
                                                                Saint Joseph
                                                                College since
                                                                1991 and
                                                                President of
                                                                Cashel House,
                                                                Ltd. (retail)
                                                                since 1985.

Dr. Robert M.             Director             2002(2)          Dr. Gavin is an            72                 N/A
Gavin(1)                                       1986(3)          educational
(age 63)                                                        consultant. Prior
                                                                to September 1,
                                                                2001, he was
                                                                President of
                                                                Cranbrook
                                                                Education
                                                                Community; and
                                                                prior to July
                                                                1996, he was
                                                                President of
                                                                Macalester
                                                                College, St. Paul,
                                                                Minnesota.

Duane E. Hill(1)          Director             2001(2)          Mr. Hill is                72                 N/A
(age 58)                                       2002(3)          Partner Emeritus
                                                                and a founding

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
    NAME AND AGE          COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
    ------------          ---------           -----                 -----              --------            --------
                                                                partner of TSG
                                                                Capital Group, a
                                                                private equity
                                                                investment firm
                                                                that serves as
                                                                sponsor and lead
                                                                investor in
                                                                leveraged buyouts
                                                                of middle market
                                                                companies. Mr.
                                                                Hill is also a
                                                                Partner of TSG
                                                                Ventures L.P., a
                                                                private equity
                                                                investment
                                                                company that
                                                                invests primarily
                                                                in minority-owned
                                                                small businesses.

Phillip O.            Director                 2002(2)          Mr. Peterson is a          72                N/A
Peterson(1)                                    2000(3)          mutual fund
(age 59)                                                        industry
                                                                consultant. He was
                                                                a partner of KPMG
                                                                LLP until July
                                                                1999. In January
                                                                2004, Mr. Peterson
                                                                was appointed
                                                                independent
                                                                president of the
                                                                Strong Mutual
                                                                Funds.

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
    NAME AND AGE          COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
    ------------          ---------           -----                 -----              --------            --------
Millard H. Pryor,       Director               1996(2)          Mr. Pryor has             72           Mr. Pryor is a
Jr.(1)                                         2002(3)          served as                              Director of
(age 70)                                                        Managing Director                      Infodata Systems,
                                                                of Pryor & Clark                       Inc. (software
                                                                Company (real                          company),
                                                                estate                                 CompuDyne
                                                                investment),                           Corporation
                                                                Hartford,                              (security
                                                                Connecticut,                           products and
                                                                since June,                            services) and
                                                                1992.                                  August Financial
                                                                                                       Holding Company
                                                                                                       (advisory
                                                                                                       services).

* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.

(1)      Member of the Audit Committee of the Board of Directors.

(2)      For The Hartford Mutual Funds, Inc.

(3)      For The Hartford Mutual Funds II, Inc.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
    NAME AND AGE          COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
    ------------          ---------           -----                 -----              --------            --------
Thomas M. Marra**       Director and        2002                Mr. Marra is               72          Mr. Marra is a
(age 45)                Chairman of the                         President and                          director of The
                        Board                                   Chief Operating                        Hartford.
                                                                Officer of
                                                                Hartford Life,
                                                                Inc. He is also a
                                                                member of the
                                                                Board of
                                                                Directors and a
                                                                member of the
                                                                Office of the

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
    NAME AND AGE          COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
    ------------          ---------           -----                 -----              --------            --------
                                                                Chairman for The
                                                                Hartford
                                                                Financial
                                                                Services Group,
                                                                Inc. ("The
                                                                Hartford"), the
                                                                parent company of
                                                                Hartford Life,
                                                                Inc. Mr. Marra
                                                                was named
                                                                President of
                                                                Hartford Life,
                                                                Inc. in 2001 and
                                                                COO in 2000, and
                                                                served as
                                                                Executive Vice
                                                                President and
                                                                Director of
                                                                Hartford Life,
                                                                Inc.'s Investment
                                                                Products Division
                                                                from 1998 to
                                                                2000. Mr. Marra
                                                                is also a
                                                                Managing Member
                                                                and President of
                                                                HIFSCO and HL
                                                                Investment
                                                                Advisors LLC.

Lowndes A. Smith**        Director             1996(1)          Mr. Smith served           72                 N/A
(age 64)                                       2002(2)          as Vice Chairman
                                                                of The Hartford
                                                                from February 1997
                                                                to January 2002,
                                                                as President and
                                                                Chief Executive
                                                                Officer of
                                                                Hartford Life,

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
NAME AND AGE              COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
------------              ---------           -----                 -----              --------            --------
                                                                Inc. from February
                                                                1997 to January
                                                                2002, and as
                                                                President and
                                                                Chief Operating
                                                                Officer of The
                                                                Hartford Life
                                                                Insurance
                                                                Companies from
                                                                January 1989 to
                                                                January 2002.

David M.                  President and        1999(1)          Mr. Znamierowski
Znamierowski              Director(3)          2001(2)          currently serves
(age 42)**                                                      as President of
                                                                Hartford
                                                                Investment
                                                                Management
                                                                Company
                                                                ("Hartford
                                                                Investment
                                                                Management");
                                                                Senior Vice
                                                                President and
                                                                Chief Investment
                                                                Officer for
                                                                Hartford Life
                                                                Insurance
                                                                Company; Senior
                                                                Vice President of
                                                                Hartford Life,
                                                                Inc.; Senior Vice
                                                                President and
                                                                Chief Investment
                                                                Officer of The
                                                                Hartford. Mr.
                                                                Znamierowski is
                                                                also a Managing
                                                                Member and

                                                                                      NUMBER OF
                                              TERM OF              PRINCIPAL        PORTFOLIOS IN           OTHER
                        POSITION HELD       OFFICE* AND          OCCUPATION(S)       FUND COMPLEX       DIRECTORSHIPS
                          WITH THE          HAS SERVED           DURING LAST 5       OVERSEEN BY           HELD BY
    NAME AND AGE          COMPANIES           SINCE                 YEARS              DIRECTOR            DIRECTOR
    ------------          ---------           -----                 -----              --------            --------
                                                                Senior
                                                                Vice President of
                                                                HIFSCO and HL
                                                                Advisors.

---------------------

* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.

** Denotes the director who is an interested person, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Companies. Mr. Marra and Mr. Znamierowski are interested directors of the Companies due to the positions held with affiliates of the Companies. Mr. Smith is an interested director of the Companies because he owns stock of the parent company of HIFSCO.

(1)      For The Hartford Mutual Funds, Inc.

(2)      For The Hartford Mutual Funds II, Inc.

(3)      The Hartford Mutual Funds, Inc. only.


         Shareholders wishing to send communications to the Boards may communicate with members of the Boards of Directors by submitting a written communication directed to the Board of Directors in care of the applicable Fund's Secretary at the address provided in the Fund's prospectus. Each Board has established an Audit Committee and a Nominating Committee.

         The Audit Committee currently consists of all non-interested directors of each Company. The Audit Committees of each of the Companies met two times during the fiscal year ended October 31, 2003. The functions performed by each Audit Committee, which are contained in the Audit Committee's written charter, are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

         The non-interested directors comprise the Nominating Committee of each Board of Directors. The Nominating Committees of each of the Companies met two times during the fiscal year ended October 31, 2003. The function of the Nominating Committee, which is described in the Nominating Committee's written charter, is to screen and select candidates to the Board of Directors. The Nominating Committee will consider nominees for Independent Director recommended by shareholders if a vacancy among the Independent Directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and
(v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other Independent Director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

         Care is given to insure that the individual members of the Boards bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees should be considered as a minimum requirement for consideration as an Independent Director:

         - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

         - College degree or business experience equivalent to a college degree;

         - At least one independent director should have an investment background and at least one director should have a financial/accounting background;

         - Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests;

         -        An ability to invest in Hartford funds;

         - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

         -        A person of high ethical standards;

         - Must meet minimum standards set out in the Funds' audit committee charter; and

         - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

         During each Company's fiscal year ended October 31, 2003, there were five meetings of each Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

         The Companies pay no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO or any affiliated company. During the fiscal year ended October 31, 2003 the Companies paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO any affiliated company.

         The following table sets forth the compensation that each director received during the fiscal year ended October 31, 2003 from each Company and the entire Hartford fund complex.

                             Aggregate        Aggregate       Pension Or                                   Total
                           Compensation     Compensation      Retirement                                Compensation
                             From The         From The         Benefits                                From the Funds
                             Hartford         Hartford      Accrued As Part     Estimated Annual         And Fund
Name of Person,            Mutual Funds,    Mutual Funds       Of Fund              Benefits          Complex Paid To
   Position                    Inc.           II, Inc.         Expenses         Upon Retirement         Directors(1)
   --------                    ----           --------         --------         ---------------         ------------
Non-Interested Directors
------------------------
Lynn S. Birdsong,
Director(2)                   $ 9,994          $1,131             $0                  $0                  $44,500

Winifred E. Coleman,          $17,517          $1,983             $0                  $0                  $78,000
Director

Dr. Robert M. Gavin,          $17,517          $1,983             $0                  $0                  $78,000
Director

Duane E. Hill,                $17,517          $1,983             $0                  $0                  $78,000
Director

Phillip O. Peterson,          $17,292          $1,958             $0                  $0                  $77,000
Director

Millard H. Pryor,
Director                      $17,517           1,983             $0                  $0                  $78,000

John K. Springer,
Director(3)                   $ 8,758          $  992             $0                  $0                  $39,010

Interested Director
-------------------

Lowndes A. Smith,
Director                      $16,843          $1,907             $0                  $0                  $75,000


(1) As of October 31, 2003, five registered investment companies in the complex paid compensation to the directors.

(2)      Newly elected director of each Company on May 13, 2003.

(3) Retired from board of directors of each Company, effective May 14, 2003.

         The Board of Directors of each Company recommends that shareholders vote in favor of the individuals listed as Nominees for Election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the meeting is required for the election of directors. This means that the nominees receiving the highest number of "FOR" votes will be elected. Unless otherwise instructed, the proxies will vote for the nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                   PROPOSAL II
     TO PERMIT THE COMPANIES' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH
              SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

         Under Section 15(a) of the 1940 Act, investment advisers to mutual funds cannot select sub-advisers and enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendment to an existing sub-advisory agreement between advisers and a sub-adviser. However, pursuant to an application for exemption from those and other requirements under Section 15(a), the Securities and Exchange Commission (the "Commission") issued an order of exemption to Hartford HLS Series Fund II, Inc. (formerly, Fortis Series Fund, Inc.) from certain restrictions of Section 15(a) which, among other things, allowed that company's investment adviser (at that time, Fortis Advisers, Inc.) to retain or terminate sub-advisers for series of the company without shareholder approval (the "Order").1 The Order required Hartford HLS Series Fund II, Inc. to initially submit this arrangement to shareholders, whose approval was obtained, and also allowed for other funds advised by that company's adviser (or any entity controlling, controlled by or under common control with the adviser) to rely on the Order, provided that any such funds complied with the conditions of the Order, including the condition that shareholders approve such an arrangement beforehand.

         The indirect parent company of HL Investment Advisors, LLC ("HL Advisors") acquired Fortis Advisers, Inc. on April 2, 2001, and HL Advisors became the investment adviser for Hartford HLS Series Fund II, Inc. at that time. HIFSCO is under common control with HL Advisors. Like HL Advisors, HIFSCO does not make the day-to-day investment decisions for the Funds, but instead establishes the Funds' investment programs and selects, supervises and evaluates separate sub-advisers (each, a "Sub-Adviser," and together, the "Sub-Advisers") who make those investment decisions, subject to the review of the respective Board.

         As a consequence of the Order, based on its evaluations of the Sub-Advisers, HL Advisors has the flexibility to retain and terminate Sub-Advisers for series of Hartford HLS Series Fund II, Inc. without the delay and costs of seeking shareholder approval each time. In addition, the Order permits HL Advisors to continue relations with Sub-Advisers whose subadvisory agreements have been "assigned" as a result of any change in control of the Sub-Adviser without seeking shareholder approval, because the 1940 Act requires automatic termination of an advisory contract in the event of such an assignment. To afford such flexibility to the Companies, management is seeking shareholders' approval of such an arrangement for the Companies. Without the delay and cost inherent in holding shareholder meetings each time an Adviser or a Board feels a change in Sub-Advisers would benefit a Fund, the Companies will be able to act more quickly and with less expense to replace Sub-Advisers.

         The Companies' structure is different from that of many investment companies. Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The adviser is free to retain or terminate those portfolio managers without board or shareholder approval. In the case of the Companies, however, HIFSCO does not make the day-to-day investment decisions for the Funds. Instead, HIFSCO selects, supervises, evaluates and, if necessary, terminates Sub-Advisers which make those day-to-day investment decisions. Management believes that permitting HIFSCO to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements, is appropriate and in the best interest of each Fund's shareholders and will allow each Fund to operate more efficiently.

         If shareholders approve this proposal, when a new Sub-Adviser for a Fund is retained by HIFSCO, shareholders will not be required to approve the sub-advisory agreement between HIFSCO and that Sub-Adviser. Similarly, if an existing sub-advisory agreement is amended in any material respect, approval by the shareholders of the affected Fund will not be required. The requested relief will allow HIFSCO to enter into a new sub-advisory agreement with the existing Sub-Adviser without obtaining shareholder approval. The Boards of Directors (including a majority of the directors who are not parties to the contract or interested persons of any such party) will continue to approve new contracts between HIFSCO and a Sub-

--------

(1) Fortis Series Fund, Inc. and Fortis Advisers, Inc., Investment Company Act Rel. Nos. 24158 (Nov. 23, 1999) (notice) and 24211 (Dec. 21, 1999)
         (order).

Adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreements between HIFSCO and the Companies, and material changes to those agreements will continue to require approval of shareholders. In addition, HIFSCO will not enter into a sub-advisory agreement with a Sub-Adviser that is an "affiliated person," as defined in the 1940 Act, of the Companies or HIFSCO, other than by reason of serving as a Sub-Adviser to one or more of the Funds (an "Affiliated Sub-Adviser"),without that sub-advisory agreement being approved by the applicable Fund's shareholders.

         If the proposal is approved, the Companies will also be permitted, in a situation where there is more than one Sub-Adviser to a Fund, to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) fees paid to HIFSCO and any Affiliated Sub-Adviser by that Fund, (ii) aggregate fees paid by HIFSCO to the Sub-Advisers of that Fund, other than Affiliated Sub-Advisers, and (iii) fees paid by HIFSCO to any Affiliated Sub-Adviser. Therefore, in such a situation a Company would not have to disclose separately the fees paid by HIFSCO to a particular Sub-Adviser, other than an Affiliated Sub-Adviser.

         If this proposal is approved, pursuant to the Order each Company and HIFSCO will adhere to the following conditions:

         (1) Before a subsequent Fund may rely on the requested order, this proposal must be approved by a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         (2) Any Fund relying on the requested relief must disclose in its prospectus the existence, substance and effect of the Order. The prospectus must prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

         (3) Within 90 days of the hiring of any new Sub-Adviser, shareholders will be furnished all information about the new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Funds with more than one Sub-Adviser.

         (4) HIFSCO will not enter into a sub-advisory agreement with any Affiliated Sub-Adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

         (5) At all times, a majority of the Board of Directors will be persons who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) (the "Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

         (6) When a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which HIFSCO or the Affiliated Sub-Adviser derives an inappropriate advantage.

         (7) HIFSCO will provide general management services to the Companies and the Funds, including overall supervisory responsibility for the general management and investment of each Fund, and, subject to review and approval by the Boards, will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a part of a Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple Sub-Advisers; (d) monitor and evaluate the investment performance of Sub-Advisers; and (e) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Fund's investment objective, policies and restrictions.

         (8) No director or officer of the Companies or HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any Sub-Adviser except for (a) ownership of assets in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

         (9) The Fund will disclose in its registration statement the modified fee disclosure discussed above.

         If the proposal is approved, HIFSCO will have the ability, subject to the approval of the Boards, to hire and terminate Sub-Advisers to the Funds and to change materially the terms of the sub-advisory agreements, including the compensation paid to the Sub-Advisers, without the approval of the shareholders of the Funds. Such changes in sub-advisory arrangements would not increase the fees paid by a Fund for investment advisory services since sub-advisory fees are paid by HIFSCO out of their advisory fees and are not additional charges to a Fund.

         While HIFSCO expects its relationships with the Sub-Advisers to the Funds to be long-term and stable over time, approval of this proposal will permit HIFSCO to act quickly in situations where HIFSCO and the Boards believe that a change in Sub-Advisers or to a sub-advisory agreement, including any fee paid to a Sub-Adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve certain sub-advisory changes.

         The Board of Directors of each Company recommends that the shareholders of each Fund vote to approve this proposal. Adoption of the proposal by a Fund requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposal.


                                  PROPOSAL III
                   CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

                                PROPOSED ONLY FOR
      THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND,
        THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD STOCK FUND,
                  THE HARTFORD DISCIPLINED EQUITY FUND AND THE
                          HARTFORD SMALLCAP GROWTH FUND
 (For purposes of the discussions regarding proposal III, below, the term "Fund"
         and "Funds" shall refer only to those Funds listed above,unless otherwise indicated.)

         As described in the following proposals, HIFSCO has recommended to the Board of Directors, and the Board of Directors is recommending to shareholders, that fundamental investment policies of certain Funds be eliminated or revised. The purpose of these proposals is to conform the policies to those of other funds in the Hartford Fund Family, to promote administrative convenience, to update certain policies in light of market and regulatory changes and to provide increased investment flexibility. No material change in the Funds' investment strategies or approaches is expected as a result of the proposed changes to their fundamental investment policies. The Boards of Directors have determined that these changes are in the best interests of the Funds' shareholders and recommends that shareholders approve each of the proposals.

BACKGROUND

         Each Fund has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in the past in response to regulatory, business or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed revised fundamental policies are the same as those that apply to other funds in the Hartford Fund Family.

         The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies -- some differing from each other by only a few words -- across the Hartford Fund Family.

         If shareholders do not approve a proposal, the fundamental investment policy in question will remain in effect and the relevant Board of Directors will determine any further appropriate steps to take.

PROPOSALS

Note: Appendix C to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed eliminations or revisions set out below are qualified in their entirety by reference to Appendix C.

         A.       (i)      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING
                           THE ISSUING OF SENIOR SECURITIES.

                  (ii) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF MONEY.

THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD STOCK FUND AND THE HARTFORD DISCIPLINED EQUITY FUND ONLY

         If this proposal is approved by the shareholders of these Funds, these Funds' fundamental policies regarding borrowing money and issuing senior securities will be combined to read as follows:

         The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

         Each of these Funds is currently subject to a fundamental policy prohibiting the Fund from (1) issuing senior securities and (2) borrowing money, except from banks and then only if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

         The 1940 Act generally permits a fund to borrow money from a bank in an amount equal to one-third of its total assets, including the amount borrowed. A fund may engage in other types of transactions that create leverage, such as reverse repurchase agreements, if it complies with various regulatory requirements (for example, the segregation of assets). This proposal is recommended to clarify that these Funds have the ability to borrow money to the full extent consistent with law or regulatory interpretation. If this proposal is approved, these Funds will be permitted to borrow money in any manner consistent with the 1940 Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques.

         The proposed fundamental policy is intended to promote consistency among the fundamental policies of the Hartford Fund Family. The proposed policy, like the existing policies, would permit these

Funds to borrow money for the purpose of investing in additional securities, and while it is similar to the current policy, the proposed policy would allow these Funds more flexibility to borrow money or issue senior securities up to a greater amount of its total assets. This practice, known as "leverage," would increase the Funds' market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the Fund's portfolio manager's ability to predict market movements correctly.

         Each of these Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each of these Funds is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions.

         If adopted by shareholders, this policy is not expected to alter the investment practices of these Funds.

                  (iii) PROPOSAL TO REVISE THE FUNDAMENTAL POLICIES REGARDING THE BORROWING OF MONEY, ISSUING OF SENIOR SECURITIES, AND PURCHASING SECURITIES ON MARGIN.

THE HARTFORD SMALLCAP GROWTH FUND ONLY

         If this proposal is approved by the shareholders of this Fund, the Fund's fundamental policies relating to the borrowing of money and issuance of senior securities will be combined to read as follows, and its restriction on purchasing securities on margin, if any, will be eliminated:

         The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

         This Fund is subject to a fundamental policy prohibiting the Fund from borrowing money (1) except on short-term credit that it needs for clearance of securities transactions and (2) except from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. This Fund may not purchase any investment securities while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets. The Fund is also prohibited from purchasing securities on margin and issuing "senior securities," which prohibitions are generally viewed as limiting the degree to which a Fund may use leverage.

         As described above, the 1940 Act generally permits a mutual fund to borrow money from a bank in an amount equal to one-third of its total assets, including the amount borrowed. A mutual fund may engage in other types of transactions that create leverage, such as reverse repurchase agreements, if they comply with various regulatory requirements (for example, the segregation of assets). This proposal is recommended to give the Fund the flexibility to borrow to the full extent consistent with law or regulatory interpretation and to standardize the fundamental policies regarding borrowing for all of the funds of The Hartford Fund Family.

         The change would afford the Fund increased flexibility to borrow money for administrative purposes, including satisfying redemptions of the Fund's shares. This may minimize situations in which the Fund is forced to sell portfolio securities, at possibly disadvantageous prices, in order to satisfy redemption requests.

         The proposed fundamental policy is intended to promote consistency among the fundamental policies of the Hartford Fund Family. The proposed policy, like the existing policies, would permit this Fund to borrow money for the purpose of investing in additional securities, and while it is similar to the current policy, the proposed policy would allow this Funds more flexibility to borrow money or issue senior securities up to a greater amount of its total assets. This practice, known as "leverage," would increase the Fund's market exposure and its risk. When the Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which the Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the Fund's portfolio manager's ability to predict market movements correctly.

         This Fund is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, the Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Fund's investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions. If adopted by shareholders, this policy is not expected to alter the investment practices of this Fund.


         B. PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING THE PLEDGING, MORTGAGING OR HYPOTHECATING OF ASSETS.

THE HARTFORD SMALLCAP GROWTH FUND ONLY

         This Fund is currently subject to a fundamental policy providing that the Fund will not "mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing." If the shareholders of the Fund approve this proposal, the noted policy will be eliminated for the Fund.

         The existing policy appears to have been adopted by the Fund in response to state regulatory requirements that no longer apply. Although the Fund does not currently intend to change its practices with respect to pledging or otherwise encumbering its assets, HIFSCO believes it would be in the best interests of the Fund to reserve the flexibility to permit the Fund to engage in these practices to the extent permitted by applicable law.

         The Fund is currently subject to a non-fundamental investment restriction prohibiting it from pledging, mortgaging, or hypothecating its assets except to the extent required to secure permitted borrowings. (This limitation does not apply to, among other things, escrow arrangements or to margin requirements for futures or related options.)

         Pledging or otherwise encumbering Fund assets entails certain risks. For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

         The proposed fundamental policy is intended to standardize the fundamental policies among the Hartford Fund Family. While it is similar to the current policy, the proposed policy would allow the Fund greater flexibility to secure borrowings, the risks of which are described in proposal III(A) above. Fundamental investment polices cannot be eliminated without shareholder approval. HIFSCO has recommended to the Board of Directors that this policy be eliminated. This policy is not required to be fundamental, and the non-fundamental investment policy could be changed by the Board of Directors without shareholder approval if the directors deem the change to be in the best interests of shareholders. HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting.

         The Board of Directors does not expect to use this flexibility frequently and the Board of Directors has no current intention of doing so. In addition, the Fund's investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction. However, the directors would be in a position to change the policy in circumstances when a change, in the directors' judgment, would be in the best interests of the Fund's shareholders.

         C. PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING UNDERWRITING SECURITIES.

THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD STOCK FUND AND THE HARTFORD DISCIPLINED EQUITY FUND ONLY

         Each of these Funds has a fundamental investment restriction prohibiting it from underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting. If this proposal is approved by shareholders, these Funds' fundamental policy regarding underwriting will be amended and restated as follows:

         The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by shareholders, this policy is not expected to alter the investment practices of the Funds.

         D. PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE AND INTERESTS THEREIN.

         The Hartford SmallCap Growth Fund currently has a fundamental policy that it will not invest in real estate, except the Fund may invest in securities issued by companies owning real estate or interests therein. The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund each currently has a fundamental investment restriction prohibiting it from purchasing or selling real estate, except that it may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g., real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (f) invest in real estate limited partnerships. If shareholders of the Funds approve this proposal, the Funds' fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:

         The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

         E. PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

         The Hartford SmallCap Growth Fund is subject to a fundamental policy that it will not invest in commodities or commodity contracts, other than for hedging purposes only. The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund each currently is subject to a fundamental policy providing that the Fund will not invest in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:

         The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

         The proposed policy is similar to the current policy and is recommended to standardize the fundamental policies across the Hartford Fund Family. The 1940 Act requires that a fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.

         The Funds do not intend to materially change its current practices with respect to investment in commodities, although the proposed policy would allow the Funds more flexibility with regards to investments in commodities or commodities contracts. The use by the Funds of financial futures contracts and other financial instruments (including those that would be permitted under the proposed policy) entails certain risks, including the risk that the Funds' portfolio manager may be unable to forecast market and currency exchange rate movements correctly. Should markets or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. A Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its portfolio manager considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.

         Each of the Funds is subject to a non-fundamental investment restriction prohibiting it from entering into a stock index futures contract, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Boards of Directors without shareholder approval, the Boards of Directors have no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.

         F. PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE DIVERSIFICATION OF INVESTMENTS.

THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD STOCK FUND AND THE HARTFORD DISCIPLINED EQUITY FUND ONLY

         Each of these Funds is currently subject to a fundamental policy that, with respect to 75% of the Fund's total assets, the Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         This policy is being revised to read:

         The Fund has elected to be classified as a diversified open-end management investment company.

         This nonmaterial revision of this fundamental policy is proposed for administrative purposes only and is not intended to change the investment practices of these Funds. The revision of the policy will not affect the classification of these Funds as a "diversified" investment company under
Section 5(b)(1) of the 1940 Act.

         In order to be classified a "diversified" investment company under
Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. These Funds are currently classified as diversified funds under the 1940 Act, and they adopted, as a fundamental policy, a restriction based on the language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified fund, it does not require that the diversification requirements be adopted as a fundamental policy.

         The revision of the current policy should allow these Funds to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval.

         G. PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD STOCK FUND, THE HARTFORD DISCIPLINED EQUITY FUND AND THE HARTFORD SMALLCAP GROWTH FUND

         Each of these Funds is subject to a fundamental policy providing that the Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. The fundamental policy states that this limitation does not apply to investments in U.S. government securities. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to the concentration of investments will be amended and restated as follows:

         The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders, this policy is not expected to alter the investment practices of the Funds.

         If a Fund concentrates its investments in a particular industry or industries, it could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.


         H.       (i)      PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY
                           REGARDING PURCHASES FROM AND SALES TO OFFICERS,
                           DIRECTORS AND EMPLOYEES.

                  (ii) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SECURITIES TRADING ACCOUNTS.

THE HARTFORD SMALLCAP GROWTH FUND ONLY

         This Fund is currently subject to a fundamental policy providing that the Fund will not "purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock." If the shareholders of the Fund approve this proposal, the noted policy will be eliminated. This restriction is not required by law, and none of the other funds in the Hartford Fund Family has such a restriction. The restriction appears to be intended to restate existing prohibitions under applicable law against principal transactions between a Fund and certain affiliated persons.

         This Fund is also currently subject to a fundamental policy providing that the Fund will not "participate on a joint or a joint and several basis in any securities trading account." If the shareholders of the Fund approve this proposal, the noted policy will be eliminated. This restriction is not required by law, and none of the other funds in the Hartford Fund Family has such a restriction. Under certain circumstances, participation in joint trading accounts may be beneficial to a Fund, resulting in potentially lower trading costs and better execution. Participation in a joint trading account with affiliated persons of a Fund requires exemptive relief from the Commission which has previously been obtained by the Hartford fund complex.

         Elimination of the existing policy would allow this Fund to participate in joint or joint and several securities trading accounts with other affiliated funds to the extent permissible under applicable law (including any exemptive relief from the Commission).

         The elimination of these fundamental policies is proposed for administrative purposes only and is not intended to materially change the investment practices of the Fund. These changes are intended to reduce administrative burdens by eliminating fundamental policies that are not required and are not expected to apply to other funds in the Hartford Fund Family. In addition, HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, and the Board of Directors has deemed such changes to be in the best interests of the Fund's shareholders.

         I. PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS.

         The Hartford SmallCap Growth Fund currently has a fundamental policy that states that generally the Fund may not make loans to other persons, but contains either a general or a specific statement of the types of loans that the Fund is nonetheless permitted to make. For example, this general prohibition is qualified for the Fund by the statement that certain loans of the Fund's portfolio securities will not be prohibited, in most cases, if such loans are secured and do not exceed a certain percentage of the value of the Fund's total assets. Also, the Fund's existing policy states that repurchase agreements and acquisitions of certain debt securities will not be considered loans. The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund each has a fundamental investment restriction prohibiting it from making loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of cash or securities as permitted by applicable law. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:

         The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as many otherwise be permitted from time to time by regulatory authority.

         The proposed fundamental policy is similar to the one currently in place for each Fund, and would impose no limitations on a Fund's lending other than those imposed by the 1940 Act and applicable regulation. The proposal is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the ability of the Funds to respond to regulatory changes.

         When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When the Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

         If adopted by shareholders, this policy is not expected to alter the investment practices of the Funds. Under current positions of the Commission staff, no fund may lend securities with a value of greater than 33 1/3% of the value of the fund's assets. If the staff alters its current positions regarding portfolio lending to permit more flexibility, the proposed policy would allow the Funds increased flexibility in portfolio lending without seeking shareholder approval.

         J.       PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SHORT
                  SALES.

THE HARTFORD SMALLCAP GROWTH FUND ONLY

         This Fund is subject to a fundamental investment policy that it will not make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

         A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. If the shareholders of the Fund approve this proposal, the noted policy will be eliminated for the Fund, thereby permitting the Fund to engage in short sales. The federal regulatory requirement that a Fund segregate certain of its assets against its exposure to short-sales places a practical limit on the number of short-sales a Fund may enter into. (This segregation requirement does not apply to short sales against the box.) The proposed change would provide the Fund with additional flexibility in pursuit of its investment objectives and would bring its fundamental investment policies in line with the other members of the Hartford Fund Family.

         A Fund's use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. (Those losses could theoretically be unlimited in a case where a Fund was unable, for whatever reason, to close out its short position.) In addition, short positions may result in a loss if a portfolio strategy involving short sales is otherwise unsuccessful.

         Although the proposed elimination of this fundamental policy by the Fund would allow it to engage in short sales, the Fund does not currently intend to do so. The Fund is currently subject to a non-fundamental investment restriction prohibiting it from selling securities short or maintaining a short position, except for short sales against the box. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Fund's investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.

         HIFSCO has recommended to the Board of Directors that this policy be eliminated in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting.

         The Board of Directors does not expect to use this flexibility frequently. However, the directors would be in a position to change a policy in circumstances when a change, in the directors' judgment, would be in the best interests of the Fund's shareholders.

         K. PROPOSAL TO REVISE FUNDAMENTAL POLICES REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.

THE HARTFORD GLOBAL HEALTH FUND AND THE HARTFORD GLOBAL TECHNOLOGY FUND ONLY

         Each of The Hartford Global Health Fund and The Hartford Global Technology Fund focuses its investments in a particular industry sector. The Funds have adopted the following policies:

         The Hartford Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services.

         The Hartford Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

         The Funds propose modifying their fundamental policies to reflect industry groupings more precisely. The modified policies would read as follows:

         The Hartford Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.

         The Hartford Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, commercial services and supplies, electronics, and communication equipment.

         A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experience adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.

         The Hartford Global Health Fund is subject to certain risks due to its investments in the health sector. Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of those securities and the Fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the Fund's overall performance. Companies in the biotechnology industry are subject to similar risks, and can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation.

         The Hartford Global Technology Fund is subject to certain risks due to its investments in the technology sector. Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the Fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of securities of issuers in the sector. Issuers in the technology hardware and commercial services and supplies industries are subject to many of the same risks. In addition, issuers in the commercial services and supplies industries can be significantly affected by the ability to attract and retain skilled employees, and the risk that business organizations may seek alternative, cost-effective means to meet their needs.

RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE.

         The Boards of Directors recommend that shareholders vote for each of the foregoing proposals. Approval by a Fund of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval by the shareholders of any of the individual items of this Proposal III will be effective regardless of the outcome of shareholder voting in connection with Proposals I or II or any of the other items of this Proposal III.

                              INDEPENDENT AUDITORS

         Upon the recommendation of the Audit Committee, the Boards selected the firm of Ernst & Young LLP ("E&Y") as independent auditors of the Companies for the fiscal year ending October 31, 2004. E&Y served as independent auditors of the Companies for the fiscal years ended October 31, 2003 and 2002.

         The Boards of Directors for each Company has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews both the audit and non-audit work of the Companies' independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for the Companies, (ii) all audit services provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Companies, and (iii) all non-audit services relating to the operations and financial reporting of the Companies, provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Companies by any auditors with an ongoing relationship with the Companies.

         Audit Fees. The aggregate fees billed by E&Y for professional services rendered for the audit of The Hartford Mutual Funds, Inc.'s annual financial statements for the fiscal years ended October 31, 2002 and 2003 were $365,494 and $438,300, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of The Hartford Mutual Funds II, Inc.'s annual financial statements for the fiscal years ended October 31, 2002 and 2003 were $45,173 and $48,700, respectively.

         Audit-Related Fees. No fees were billed by E&Y for professional services rendered that are related to the audit of the Companies' annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended October 31, 2002 and 2003. Aggregate fees in the amount of $32,500 and $35,750 for the fiscal years ended October 31, 2002 and 2003, respectively, were billed by E&Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for Hartford Administrative Services Company ("HASCO"), an affiliate which provides transfer agency services to the Company and over 30 other mutual funds in the Hartford Fund Family.

         Tax Fees. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to The Hartford Mutual Funds, Inc. for the fiscal years ended October 31, 2002 and 2003 were $101,549 and $78,300, respectively. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to The Hartford Mutual Funds II, Inc. for the fiscal years ended October 31, 2002 and 2003 were $12,551 and $8,700, respectively. No fees were billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committee, for the fiscal years ended October 31, 2002 and 2003.

         All Other Fees. No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2002 and 2003, nor were any fees billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committee, for those fiscal years.

         The Audit Committee has considered whether the services described above are compatible with E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Companies and to the Companies' investment adviser and to affiliates of the adviser that provide ongoing services to the Companies. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending October 31, 2004 and has also given its general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval by the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

         The aggregate non-audit fees billed by E&Y for services rendered to The Hartford Mutual Funds, Inc. and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended October 31, 2002 and 2003, amounted to $130,474 and $110,475, respectively. The aggregate non-audit fees billed by E&Y for services rendered to The Hartford Mutual Funds II, Inc. and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended October 31, 2002 and 2003, amounted to $16,126 and $12,275, respectively.

         Representatives of E&Y are not expected to be present at the meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                        EXECUTIVE OFFICERS OF THE COMPANY

         Information about each executive officer's position and term of office with the Companies and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Compensation paid to the executive officers of the Companies is paid by The Hartford Financial Services Group, Inc. ("The Hartford") or its affiliates. No executive officer receives any compensation from the Companies.

                              POSITION HELD WITH EACH    TERM OF OFFICE* AND LENGTH        PRINCIPAL OCCUPATION(S)
  NAME, AGE AND ADDRESS              COMPANY                   OF TIME SERVED                DURING PAST 5 YEARS
  ---------------------              -------                   --------------                -------------------
DAVID M. ZNAMIEROWSKI        President and Director(3)      Since 1999(1)               Mr. Znamierowski currently
(age 43)                                                    Since 2001(2)               serves as President of
c/o Hartford Mutual Funds                                                               Hartford Investment
P.O. Box 2999                                                                           Management, Senior Vice
Hartford, CT 06104-2999                                                                 President for Hartford Life,
                                                                                        Inc., and Senior Vice
                                                                                        President and Chief
                                                                                        Investment Officer for
                                                                                        Hartford Life Insurance
                                                                                        Company. Mr. Znamierowski is
                                                                                        also a Managing Member and
                                                                                        Senior Vice President of
                                                                                        HIFSCO and HL Advisors. Mr.
                                                                                        Znamierowski is Group Senior
                                                                                        Vice President and Chief
                                                                                        Investment Officer for The
                                                                                        Hartford. In addition, he
                                                                                        serves as President and
                                                                                        Director of Hartford Series
                                                                                        Fund, Inc. and President of
                                                                                        The Hartford Income Shares
                                                                                        Fund, Inc. and Hartford HLS
                                                                                        Series Fund II, Inc.

ROBERT W. BELTZ, JR.         Vice President                 Since 2002(1)               Mr. Beltz currently serves as
(age 54)                                                    Since 1993(2)               Vice President Securities
500 Bielenberg Drive                                                                    Operations of HASCO. Since
Woodbury, MN 55125                                                                      December 2001, he has served
                                                                                        as Assistant Vice President
                                                                                        of Hartford Life Insurance
                                                                                        Company. In addition, he is a
                                                                                        Vice President of The
                                                                                        Hartford Income Shares Fund,
                                                                                        Inc., Hartford Series Fund,
                                                                                        Inc. and Hartford HLS Series
                                                                                        Fund II, Inc.

                              POSITION HELD WITH EACH    TERM OF OFFICE* AND LENGTH         PRINCIPAL OCCUPATION(S)
  NAME, AGE AND ADDRESS              COMPANY                   OF TIME SERVED                 DURING PAST 5 YEARS
  ---------------------              -------                   --------------                 -------------------
KEVIN J. CARR                Vice President and             Since 1996(1)               Mr. Carr has served as The
(age 49)                     Secretary                      Since 2001(2)               Hartford's Assistant General
c/o Hartford Mutual Funds                                                               Counsel since 1999, Counsel
P.O. Box 2999                                                                           since November 1996 and
Hartford, CT 06104-2999                                                                 Associate Counsel since
                                                                                        November 1995. Mr. Carr is
                                                                                        also Vice President and
                                                                                        Assistant Secretary of HL
                                                                                        Advisors and HIFSCO and
                                                                                        Assistant Secretary of
                                                                                        Hartford Investment. He is
                                                                                        also Vice President and
                                                                                        Secretary of The Hartford
                                                                                        Income Shares Fund, Inc.,
                                                                                        Hartford Series Fund, Inc.
                                                                                        and Hartford HLS Series Fund
                                                                                        II, Inc.

WILLIAM H. DAVISON, JR.      Vice President                 Since 2002                  Mr. Davison is a Managing
(age 46)                                                                                Director and Director of the
c/o Hartford Mutual Funds                                                               Funds Management Group of
P.O. Box 2999                                                                           Hartford Investment. Mr.
Hartford, CT 06104-2999                                                                 Davison is also a Senior Vice
                                                                                        President of HIFSCO and HL
                                                                                        Advisors. In addition, he
                                                                                        serves as a Vice President of
                                                                                        The Hartford Income Shares
                                                                                        Fund, Inc., Hartford Series
                                                                                        Fund, Inc. and Hartford HLS
                                                                                        Series Fund II, Inc.

TAMARA L. FAGELY
(age 45)                     Vice President, Controller     Since 2002(1)               Ms. Fagely has been Vice
500 Bielenberg Drive         and Treasurer                  Since 1993(2)               President of HASCO since
Woodbury, MN 55125                                                                      1998. Prior to 1998, she was
                                                                                        Second Vice President of
                                                                                        HASCO. Since December 2001,
                                                                                        she has served as Assistant
                                                                                        Vice President of Hartford
                                                                                        Life Insurance Company. In
                                                                                        addition, she is Controller
                                                                                        of HIFSCO and Vice President,
                                                                                        Controller and Treasurer of
                                                                                        The Hartford Income Shares
                                                                                        Fund, Inc. and Vice President
                                                                                        of Hartford Series Fund, Inc.
                                                                                        and Hartford HLS Series Fund
                                                                                        II, Inc.

BRUCE FERRIS                 Vice President                 Since 2002                  Mr. Ferris serves as Senior
(age 45)                                                                                Vice President and a Director
c/o Hartford Mutual Funds                                                               of Sales and Marketing in the
P.O. Box 2999                                                                           Investment Products Division
Hartford, CT 06104-2999                                                                 of Hartford Life Insurance
                                                                                        Company. He is also a Managing
                                                                                        Member of HL Advisors. In
                                                                                        addition, Mr. Ferris is Vice
                                                                                        President of The Hartford
                                                                                        Income Shares Fund, Inc.,
                                                                                        Hartford Series Fund, Inc. and
                                                                                        Hartford HLS Series Fund II,
                                                                                        Inc.

MARY JANE FORTIN             Vice President                 Since 2003                  Ms. Fortin is Senior Vice
(age 39)                                                                                President and Director of
c/o Hartford Mutual Funds                                                               Mutual Funds and 529

                              POSITION HELD WITH EACH    TERM OF OFFICE* AND LENGTH         PRINCIPAL OCCUPATION(S)
  NAME, AGE AND ADDRESS              COMPANY                   OF TIME SERVED                 DURING PAST 5 YEARS
  ---------------------              -------                   --------------                 -------------------
P.O. Box 2999                                                                           Programs for Hartford Life. In
Hartford, CT 06104-2999                                                                 addition, she is a Vice
                                                                                        President of The Hartford
                                                                                        Income Shares Fund, Inc.,
                                                                                        Hartford Series Fund, Inc. and
                                                                                        Hartford HLS Series Fund II,
                                                                                        Inc. Previously, Ms. Fortin
                                                                                        served as Senior Vice
                                                                                        President and Chief Accounting
                                                                                        Officer of Hartford Life. She
                                                                                        joined Hartford Life in 1997.

GEORGE R. JAY                Vice President                 Since 1996(1)               Mr. Jay serves as Assistant
(age 51)                                                    Since 2001(2)               Vice President of Hartford
c/o Hartford Mutual Funds                                                               Life Insurance Company's
P.O. Box 2999                                                                           Equity Products Department. He
Hartford, CT 06104-2999                                                                 is also Controller of HL
                                                                                        Advisors and Vice President,
                                                                                        Controller and Treasurer of
                                                                                        Hartford Series Fund, Inc. and
                                                                                        Hartford HLS Series Fund II,
                                                                                        Inc. In addition, he is Vice
                                                                                        President of The Hartford
                                                                                        Income Shares Fund, Inc.

STEPHEN T. JOYCE             Vice President                 Since 2000(1)               Mr. Joyce currently serves as
(age 44)                                                    Since 2001(2)               Senior Vice President and
c/o Hartford Mutual Funds                                                               Director of the Institutional
P.O. Box 2999                                                                           Products Group for Hartford
Hartford, CT 06104-2999                                                                 Life Insurance Company. Mr.
                                                                                        Joyce is also a Senior Vice
                                                                                        President of HL Advisors and a
                                                                                        Vice President of The Hartford
                                                                                        Income Shares Fund, Inc.,
                                                                                        Hartford Series Fund, Inc. and
                                                                                        Hartford HLS Series Fund II,
                                                                                        Inc. Previously he served as
                                                                                        Vice President (1997-1999) and
                                                                                        Assistant Vice President
                                                                                        (1994-1997) of Hartford Life
                                                                                        Insurance Company.

DAVID N. LEVENSON            Vice President                 Since 2000(1)               Mr. Levenson serves as Senior
(age 37)                                                    Since 2001(2)               Vice President of Hartford
c/o Hartford Mutual Funds                                                               Life Insurance Company's
P.O. Box 2999                                                                           Retail Product Management
Hartford, CT 06104-2999                                                                 Group and is responsible for
                                                                                        all retail product management
                                                                                        and profitability. Mr.
                                                                                        Levenson is also a Senior Vice
                                                                                        President of HIFSCO. In
                                                                                        addition, he serves as Vice
                                                                                        President of The Hartford
                                                                                        Income Shares Fund, Inc.,
                                                                                        Hartford Series Fund, Inc. and
                                                                                        Hartford HLS Series Fund II,
                                                                                        Inc. Mr. Levenson joined The
                                                                                        Hartford in 1995.

                              POSITION HELD WITH EACH    TERM OF OFFICE* AND LENGTH         PRINCIPAL OCCUPATION(S)
  NAME, AGE AND ADDRESS              COMPANY                   OF TIME SERVED                 DURING PAST 5 YEARS
  ---------------------              -------                   --------------                 -------------------
JOHN C. WALTERS              Vice President                 Since 2000(1)               Mr. Walters serves as
(age 41)                                                    Since 2001(2)               Executive Vice President and
c/o Hartford Mutual Funds                                                               Director of the Investment
P.O. Box 2999                                                                           Products Division of Hartford
Hartford, CT 06104-2999                                                                 Life Insurance Company. Mr.
                                                                                        Walters is also a Managing
                                                                                        Member and Executive Vice
                                                                                        President of HIFSCO and HL
                                                                                        Advisors. In addition, he is a
                                                                                        Vice President of The Hartford
                                                                                        Income Shares Fund, Inc.,
                                                                                        Hartford Series Fund, Inc. and
                                                                                        Hartford HLS Series Fund II,
                                                                                        Inc. Previously, Mr. Walters
                                                                                        was with First Union
                                                                                        Securities.

(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

(3) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not a director of The Hartford Mutual Funds II, Inc.

*Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

                                  OTHER MATTERS

         Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Companies.

                              SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the relevant Company at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                                      /s/ Kevin J. Carr

         Dated:  April 15, 2004                       Kevin J. Carr, Secretary

                                   APPENDIX A

                   FUND SHARES OUTSTANDING ON THE RECORD DATE

                                                 SHARES OUTSTANDING ON
 FUND                      CLASS                      RECORD DATE
 ----                      -----                      -----------

                                   APPENDIX B

                        BENEFICIAL OWNERS OF FUND SHARES*

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
       ADVISERS FUND            OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
       -------------            ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           66.04%                  21.04%                  10.42%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                                                 8.27%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan                                                                                            86.47%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

Saxon & Co                                                                                                             5.17%
FBO 20-42-002-3500605
PO Box 7780-1888
Philadelphia PA 19182-0001

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  CAPITAL APPRECIATION FUND     OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  -------------------------     ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           43.09%                    13.36%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                           6.12%                 6.46%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

                                        CLASS A                 CLASS B                 CLASS C                 CLASS Y
                                        -------                 -------                 -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  CAPITAL APPRECIATION FUND     OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  -------------------------     ---------     -----      ---------    -----      ---------     -----     ---------    -----
West Virginia Savings Plan                                                                                            73.76%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
   DISCIPLINED EQUITY FUND      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
   -----------------------      ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           73.07%                  34.43%                  17.93%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Dena G. Willmore                                                                                                      26.64%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  DIVIDEND AND GROWTH FUND      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  ------------------------     ---------      -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           71.94%                  31.20%                  10.54%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                                                 5.96%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan                                                                                            73.55%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
   DIVIDEND AND GROWTH FUND     OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
   ------------------------     ---------     -----      ---------    -----      ---------     -----     ---------    -----
Okabena Partnership C                                                                                                 13.44%
5140 Wells Fargo Center
90 S 7th St
Minneapolis MN 55402-3903

Hartford Life Insurance                                                                                               10.50%
  Company
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury CT 06089-9793

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    EQUITY INCOME FUND          OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    ------------------          ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           67.37%                  36.79%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

NFSC FEBO # STL-170542                                                                         7.34%
Myrtis L Nims
9924 Debra Dr
River Ridge LA 70123-1564

Hartford Life Insurance Company                                                                                       99.99%
Attn: Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        FOCUS FUND              OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        ----------              ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           41.51%                  15.47%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Rand L. Alexander                                                                                                     20.14%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        FOCUS FUND              OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        ----------              ---------     -----      ---------    -----      ---------     -----     ---------    -----
Duncan M. McFarland                                                                                                  14.04%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Phillip H. Perelmuter                                                                                                12.08%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Kent M. Stahl                                                                                                         6.44%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Maya K. Bittar                                                                                                        6.30%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
GLOBAL COMMUNICATIONS FUND      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
--------------------------     ---------      -----      ---------    -----      ---------     -----     ---------    -----
HL Investment Advisors                        45.72%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

Edward D Jones & Co                           18.88%                   7.83%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Robert W Baird & Co. Inc.                                                                     5.18%
A/C 4557-6994
777 East Wisconsin Avenue
Milwaukee WI 53202-5300

Richard C. Albright Jr                                                                                                 51.49%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
GLOBAL COMMUNICATIONS FUND      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
--------------------------     ---------      -----      ---------    -----      ---------     -----     ---------    -----
Nilesh P. Undavia                                                                                                     18.38%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Amy L. Donovan                                                                                                         7.81%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                  AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                  NATURE OF    PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                  BENEFICAL     OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
GLOBAL FINANCIAL SERVICES FUND    OWNERSHIP      OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
------------------------------    ---------      -----      ---------    -----      ---------     -----     ---------    -----
HL Investment Advisors                           52.69%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

Edward D Jones & Co                              24.76%                  14.08%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Mark T. Lynch                                                                                                           60.74%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Frances R. Watler                                                                                                        9.75%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Elizabeth J. LaPlante                                                                                                    5.21%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    GLOBAL HEALTH FUND          OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    ------------------          ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           43.93%                  13.89%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                                                7.99%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Joseph H. Schwartz                                                                                                  20.99%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Lisa W. Waldie                                                                                                       9.77%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Lisa D. Finkel                                                                                                       5.02%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    GLOBAL LEADERS FUND         OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    -------------------         ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co               39.15%      20.67%       10.06%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                              5.74%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    GLOBAL LEADERS FUND         OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    -------------------         ---------     -----      ---------    -----      ---------     -----     ---------    -----
West Virginia Savings Plan                                                                                             100%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
   GLOBAL TECHNOLOGY FUND       OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
   ----------------------       ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           34.15%                  9.54%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                                                 19.19%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Richard C. Albright Jr                                                                                                13.39%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

Billy P. Han                                                                                                           9.15%
c/o Wellington Mgmt
S Rossi
75 State Street
Boston MA 02109-1814

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  GROWTH OPPORTUNITIES FUND     OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  -------------------------     ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           22.17%                  5.99%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  GROWTH OPPORTUNITIES FUND     OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  -------------------------     ---------     -----      ---------    -----      ---------     -----     ---------    -----
HL Investment Advisors                                                                                                97.56%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
      HIGH YIELD FUND           OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
      ---------------           ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           45.39%                  18.18%                   5.53%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                         7.62%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

HL Investment Advisors                                                                                                 100%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        INCOME FUND             OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        -----------             ---------     -----      ---------    -----      ---------     -----     ---------    -----
Hartford Life Insurance
   Company                                    44.49%
c/o Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

Edward D Jones & Co                           20.83%                  25.80%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        INCOME FUND             OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        -----------             ---------     -----      ---------    -----      ---------     -----     ---------    -----
First Clearing, LLC                                                                            9.28%
A/C 7100-6363
Scoles Revocable Living Trust
Samuel H Scoles &
P.O. Box 77
Paramount CA 90723-0077

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
     INFLATION PLUS FUND        OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
     -------------------        ---------     -----      ---------    -----      ---------     -----     ---------    -----
Citigroup Global Markets, Inc.                 7.19%                  11.87%                  12.75%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Edward D Jones & Co                            5.86%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

MLPF&S for the Sole Benefit of                                         5.18%                   5.89%
Its Customers
Attn Fund Administration
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
    INTERNATIONAL CAPITAL       BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
      APPRECIATION FUND         OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    ---------------------       ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           23.04%                  15.12%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

MLPF&S for the Sole Benefit of                                                                 10.29%
Its Customers
Attn Fund Administration
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
    INTERNATIONAL CAPITAL       BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
      APPRECIATION FUND         OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    ---------------------       ---------     -----      ---------    -----      ---------     -----     ---------    -----
HL Investment Advisors                                                                                                 100%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
INTERNATIONAL OPPORTUNITIES     BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
           FUND                 OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
---------------------------     ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           53.99%                  17.40%                   7.32%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Saxon & Co                                                                                                          38.62%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

Hartford Life Insurance Company                                                                                     30.95%
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury CT 06089-9793

Oster & Co                                                                                                           9.61%
PO Box 1338
Victoria TX 77902-1338

Sibley & Co                                                                                                          5.25%
PO Box 1338
Victoria TX 77902-1338

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
 INTERNATIONAL SMALL COMPANY    BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
             FUND               OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
 ---------------------------    ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           16.18%                   7.03%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
 INTERNATIONAL SMALL COMPANY    BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
             FUND               OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
 ---------------------------    ---------     -----      ---------    -----      ---------     -----     ---------    -----
Louis R Benzak and Calvert                    11.60%
Collins
Ttees FBO Chandler Cox Trust
No 13
dtd 08/13/1951
125 Worth Ave Ste 204
Palm Beach FL 33480-4466

Raymond James & Assoc Inc                                                11.24%
FBO Brasier Tr
Bin# 50239565
880 Carillon Pkwy
St Petersburg FL 33716-1100

RBC Dain Rauscher                                                        5.27%
Boog-Scott Fam Ltd Partnership
John Boog-Scott Gen'l Partner
4232 Danmire
Richardson TX 75082-3758

NFSC FEBO # 125-678317                                                                                                46.54%
Fmt Co Cust R/O IRA
FBO Tim Earl Gill
461 Race St
Denver CO 80206-4141

Wilmington Trust Co Cust                                                                                              10.90%
W/Peel Partnership LPI-A Del LP
Acct 55776-0
c/o Mutual Funds
PO Box 8882
Wilmington DE 19899-8882

NFSC CUST                                                                                                              5.34%
FBO # U19-000019
Trust Operations - Reinvest
1555 N River Center Ste 210
Milwaukee WI 53212-3958

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        MIDCAP FUND             OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        -----------             ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           39.63%                  16.42%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        MIDCAP FUND             OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        -----------             ---------     -----      ---------    -----      ---------     -----     ---------    -----
Citigroup Global Markets, Inc.                                         5.54%                   8.48%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan                                                                                             41.32%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

NFSC FEBO # X25-098183                                                                                                 15.42%
Tim Earl Gill
461 Race St
Denver CO 80206-4141

Hartford Life Insurance Company                                                                                        14.77%
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury, CT 06089-9793

American Express Trust Co FBO                                                                                           5.42%
American Express Tr Retirement
Plan
50534 AXP Financial Ctr
Minneapolis MN 55474-0505

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    MIDCAP VALUE FUND           OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    ----------------            ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                           56.60%                  18.06%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                                                                 100%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
      MONEY MARKET FUND         OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
      -----------------         ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            7.40%                   7.33%                   5.04%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                                                 5.64%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan                                                                                             100%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    SHORT DURATION FUND         OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    -------------------         ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            13.59%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    SMALLCAP GROWTH FUND        OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    --------------------        ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                19.77%       6.19%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                  6.75%       10.00%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    SMALLCAP GROWTH FUND        OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    --------------------        ---------     -----      ---------    -----      ---------     -----     ---------    -----
HL Investment Advisors                                                97.56%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                               AMOUNT AND               AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    SMALL COMPANY FUND          OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    ------------------          ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            38.75%                  9.26%                    6.78%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                         5.90%                    5.78%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

Hartford Life Insurance
   Company                                                                                                            65.23%
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury, CT 06089-9793

Saxon & Co                                                                                                            23.92%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-001

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        STOCK FUND              OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        ----------              ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            65.29%                 21.85%                   9.68%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                         6.62%                   5.55%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        STOCK FUND              OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        ----------              ---------     -----      ---------    -----      ---------     -----     ---------    -----
West Virginia Savings Plan                                                                                            67.17%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

Saxon & Co                                                                                                            23.37%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-001

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  TAX-FREE CALIFORNIA FUND      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  ------------------------      ---------     -----      ---------    -----      ---------     -----     ---------    -----
Hartford Life Insurance
    Company                                    56.34%
Attn: Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

Edward D Jones & Co                            13.25%                  14.98%                  12.06%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Fiserv Securities Inc                                                  23.40%
AT Mutual Funds
FAO 62156096
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7084

Pershing LLC                                                            16.02%
PO Box 2052
Jersey City NJ 07303-2052

Fiserv Securities Inc                                                   13.88%
Attn Mutual Funds
FAO 33411002
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7084

                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  TAX-FREE CALIFORNIA FUND      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  ------------------------      ---------     -----      ---------    -----      ---------     -----     ---------    -----
Fiserv Securities Inc                                                  7.18%
Attn Mutual Funds
FAO 62507136
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7084

Raymond James & Assoc Inc                                              6.33%
FBO Cal Property 1
Bin# 85745128
880 Carillon Pkwy
St Petersburg FL 33716-1100

Lucille E Horstman Trustee FBO                                         5.86%
Gilbert F and Lucille E
   Horstman
Lifetime Trust
dtd 03/08/90
436 W Winnie Way
Arcadia CA 91007-7957

Jean Kim Tod                                                           5.80%
13411 Oro Grande St
Sylmar CA 91342-1819

U.S. Bancorp Investments Inc.                                          5.77%
FBO 225871901
60 Livingston Avenue
St Paul MN 55107-2292

NFSC FEBO # STY-754218                                                                        30.26%
Cornelius & Nelly Van Der
Nelly Van Der Eyk Ttee
U/A 07/22/1998
2214 S Gardenia Ave
Ontario CA 91762-6049

NFSC FEBO # STY-751758                                                                        15.99%
Leona M Anderson Ttee
Leona M Anderson Family Tr
U/A 8/28/97
421 2nd St
Hermosa Beach CA 90254-4602

McDonald Investments Inc FBO                                                                  14.58%
66463473
4900 Tiedeman Rd
Brooklyn OH 44144-2338

Wells Fargo Investments LLC                                                                    8.09%
A/C 6129-3590
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Wells Fargo Investments LLC                                                                    6.05%
A/C 1596-6118
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916


                                         CLASS A                 CLASS B                CLASS C                 CLASS Y
                                         -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
    TAX-FREE NEW YORK FUND      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
    ----------------------      ---------     -----      ---------    -----      ---------     -----     ---------    -----
Hartford Life Insurance
  Company                                      93.34%                 95.85%                   70.74%
Attn: Mark Strogoff
PO Box 2999
Hartford CT 06104-2999

Wexford Clearing Services                                                                       9.06%
Corp FBO Marcos Szulman &
Ana Szulman &
Douglas Szulman Jt Ten
25 Eastland Dr
Glen Cove NY 11542-1022

Edward D Jones & Co                                                                             5.65%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

                                        CLASS A                 CLASS B                CLASS C                 CLASS Y
                                        -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
   TOTAL RETURN BOND FUND       OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
   ----------------------       ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            59.42%                 21.16%                    7.40%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                                                  5.01%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

West Virginia Savings Plan                                                                                            54.79%
Trustee
FBO Wst Virginia Savings Plan
Trust
Dtd 02/20/2002
Attn Marilyn Orr
500 Bielenberg Dr
Woodbury MN 55125-4401

Saxon & Co                                                                                                            22.72%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

                                        CLASS A                 CLASS B                CLASS C                 CLASS Y
                                        -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
   TOTAL RETURN BOND FUND       OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
   ----------------------       ---------     -----      ---------    -----      ---------     -----     ---------    -----
Hartford Life Insurance Company                                                                                       16.24%
c/o Greg Bubnash A3 East
200 Hopmeadow Street
Simsbury CT 06089-9793

Saxon & Co                                                                                                             6.24%
FBO 20-42-002-3500605
PO Box 7780-1888
Philadelphia PA 19182-001

                                        CLASS A                 CLASS B                CLASS C                 CLASS Y
                                        -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
       VALUE FUND               BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
       ----------               OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
                                ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            63.84%                  25.51%                 6.23%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                                                                 100%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                        CLASS A                 CLASS B                CLASS C                 CLASS Y
                                        -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
  VALUE OPPORTUNITIES FUND      BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  ------------------------      OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
                                ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            27.15%                 7.79%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Legg Mason Wood Walker Inc                                                                     8.04%
321-01236-12
PO Box 1476
Baltimore MD 21203-1476
HL Investment Advisors                                                                                                97.56%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                      B-18

                                        CLASS A                 CLASS B                CLASS C                 CLASS H
                                        -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        GROWTH FUND             OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        -----------             ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co                            57.30%                 19.34%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

                                                                                               5.48%

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                        CLASS L                 CLASS M                CLASS N                 CLASS Y
                                        -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
        GROWTH FUND             OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
        -----------             ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

                                                                                                                      97.56%

HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                        CLASS A                 CLASS B                CLASS C                 CLASS H
                                        -------                 -------                -------                 -------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE   NATURE OF  PERCENTAGE
                                BENEFICAL    OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS    BENEFICAL   OF CLASS
  TAX-FREE MINNESOTA FUND       OWNERSHIP     OWNED      OWNERSHIP    OWNED      OWNERSHIP     OWNED     OWNERSHIP    OWNED
  -----------------------       ---------     -----      ---------    -----      ---------     -----     ---------    -----
Edward D Jones & Co               52.98%                              27.34%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009



USBancorp Piper Jaffrray                                              18.91%
A/C 7813-7913
800 Nicollet Mall
Minneapolis MN 55402-7000



USBancorp Piper Jaffrray                                              17.80%
A/C 4921-5181
800 Nicollet Mall
Minneapolis MN 55402-7000



Esther L Mc Ilwain                                                     7.98%
Eleanor A Peterson JTWROS
2403 Fraser St
Grand Rapids MN 55744-3225



Primevest Financial Services (FBO)                                     6.08%
Bernard M Berres
17238688
400 First Street So Suite 300
P.O. Box 283
St Cloud MN 56302-0283


Emil Blazek                                                            5.34%
Janice E Blazek JT WROS
625 12th St SE
Owatonna MN 55060-4108



Wells Fargo Investments LLC                                                                    24.19%
A/C 5648-5283
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916



Roger Rossum                                                                                    9.80%
Karen Rossum JTWROS
32587 Clay Bank Rd
Erhard MN 56534-9575

                                              CLASS A                  CLASS B                 CLASS C                CLASS H
                                              -------                  -------                 -------                -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE NATURE OF  PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS  BENEFICAL   OF CLASS
TAX-FREE MINNESOTA FUND                OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED    OWNERSHIP    OWNED
-----------------------                ---------     -----     ---------      -----     ---------     -----    ---------    -----
Wells Fargo Investments LLC                                                                           8.85%
A/C 2176-0279
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Wells Fargo Investments LLC                                                                           8.73%
A/C 4177-1634
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Wells Fargo Investments LLC                                                                           8.13%
A/C 6386-4750
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Raymond James & Assoc Inc.                                                                            5.82%
FBO Raths Irene
Bin# 83909975
880 Carillon Pkwy
St Petersburg FL 33716-1100

Wells Fargo Investments LLC                                                                           5.05%
A/C 5531-8833
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

USBANCORP Piper Jaffray                                                                                                     42.64%
A/C 6961-3981
U S Bancorp Center
800 Nicollet Mall
Minneapolis MN 55402-7000

Jean S & John H Bravis Trustee                                                                                              36.41%
FBO The Jean S Bravis Trust
U/A Jan 7, 1997
3901 Hayes St NE
Minneapolis MN 55421-4054

U.S. Bancorp Investments, Inc.                                                                                               9.35%
FBO 322804481
100 South Fifth Street Suite 1400
Minneapolis MN 55402-1217

                                              CLASS L                  CLASS M                 CLASS N                CLASS Y
                                              -------                  -------                 -------                -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE NATURE OF  PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS  BENEFICAL   OF CLASS
TAX-FREE MINNESOTA FUND                OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED    OWNERSHIP    OWNED
-----------------------                ---------     -----     ---------      -----     ---------     -----    ---------    -----
Betty Mae Nelson TOD                                 19.95%
3458 201st Ave
Bellingham MN 56212-2003

Pershing LLC                                          6.46%                  14.26%
P.O. Box 2052
Jersey City NY 07303-2052

Elsie M. Krostue TOD                                                         24.56%
820 W 61st Ter
Kansas City MO 64113-1332

NFSC FEBO # EBY-003069                                                       23.63%
Jerome R. Bofferding
Sharon K. Bofferding
16700 Elm Rd
Maple Grove MN 55311-3806

Kenneth Clambey TTE                                                           8.75%
Winifred Clambey TTEE
FBO Kenneth Clambey Living Trust
UA 10-21-1996
25833 260th St
Fergus Falls MN 56537-8002

Henrietta Jane Collins TOD                                                    5.60%
13279 State Highway 220 NW
E Grand Forks MN 56721-8936

Lyle W Jahnke TOD                                                                                     27.32%
1305 W Birch Ave
Olivia MN 56277-1613

Henry A Prchal and                                                                                    16.14%
Patricia E Prchal JTTEN TOD
214 SW 2nd St
Young America MN 55397-9238

Catherine A Estrem TOD                                                                                13.98%
1594 Lakewood Dr
Maplewood MN 55119-7167

James Michael Olson                                                                                   11.24%
Valerie J Olson JT WROS TOD
15869 154th St NE
Hawick MN 56273-7656

                                              CLASS L                  CLASS M                 CLASS N                CLASS Y
                                              -------                  -------                 -------                -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE NATURE OF  PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS  BENEFICAL   OF CLASS
TAX-FREE MINNESOTA FUND                OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED    OWNERSHIP    OWNED
-----------------------                ---------     -----     ---------      -----     ---------     -----    ---------    -----
Harvey Hagedorn TOD                                                                                   6.34%
35624 140th St
Winnebago MN 56098-4925

Janice K Teeple                                                                                       5.10%
Paul R Peterson JT WROS
PO Box 114
Raymond MN 56282-0114

HL Investment Advisors                                                                                                      97.56%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                              CLASS A                  CLASS B                 CLASS C               CLASS H
                                              -------                  -------                 -------               -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE NATURE OF  PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS  BENEFICAL   OF CLASS
TAX-FREE NATIONAL FUND                 OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED    OWNERSHIP    OWNED
----------------------                 ---------     -----     ---------      -----     ---------     -----    ---------    -----
Edward D Jones & Co                                  45.37%                   9.38%
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Citigroup Global Markets, Inc.                                                                        5.55%
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

First Clearing LLC                                                                                    5.06%
A/C 4602-3542
John C Hunter &
Geneva L Hunter JT/WROS
497 Stonegate Lane
Winston Salem NC 27104-1828

                                              CLASS A                  CLASS B                 CLASS C               CLASS H
                                              -------                  -------                 -------               -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE NATURE OF  PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS  BENEFICAL   OF CLASS
TAX-FREE NATIONAL FUND                 OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED    OWNERSHIP    OWNED
----------------------                 ---------     -----     ---------      -----     ---------     -----    ---------    -----
Maurice T Moler Inter-Vivos Trustee                                                                                         23.03%
FBO Maurice T Moler Trust
July 5, 1999
c/o Sharon Kasey
15578 E Cty Rd 1500 N
Charleston IL 61920

David L Ashworth TOD                                                                                                        10.41%
130 Elizabeths Quay
Grafton VA 23692-3639

Geraldine M Phillips Trustee                                                                                                10.03%
FBO The Maxine E Cunningham Living
Trust dtd 6/20/96
2009 Lake Country Dr
Arlington TX 76012-5712

Raymond James & Assoc Inc                                                                                                    6.88%
FBO Babcock FML
Bin# 46016012
880 Carillon Pkwy
St Petersburg FL 33716-1100

Marcia A Tibbetts                                                                                                            6.07%
636 W Division St
Union City IN 47390-1009

Adrian M Wyard                                                                                                               5.02%
2030 Dexter Ave N # B296
Seattle WA 98109-2720

                                              CLASS L                  CLASS M                 CLASS N                  CLASS Y
                                              -------                  -------                 -------                  -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE  NATURE OF PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS   BENEFICAL  OF CLASS
TAX-FREE NATIONAL FUND                 OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED     OWNERSHIP   OWNED
----------------------                 ---------     -----     ---------      -----     ---------     -----     ---------   -----
Harold M Sales Trustee                                                       14.81%
FBO Florence E Sales Trust
04-17-1997
7319 S Syracuse Ct
Englewood CO 80112-1749

                                              CLASS L                  CLASS M                 CLASS N                  CLASS Y
                                              -------                  -------                 -------                  -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE  NATURE OF PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS   BENEFICAL  OF CLASS
TAX-FREE NATIONAL FUND                 OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED     OWNERSHIP   OWNED
----------------------                 ---------     -----     ---------      -----     ---------     -----     ---------   -----
USBANCORP Piper Jaffray                                                      12.11%
A/C 3806-2532
U S Bancorp Center
800 Nicollet Mall
Minneapolis MN 55402-7000

Anthony Ciccarino TOD                                                        19.05%
55 McClellan Ave
Amsterdam NY 12010-2429

Elvada M. Torsiello TOD                                                       9.96%
319 Division St Apt 1
Amerstdam NY 12010-2209

Delores M Kerkhoff TOD                                                        5.17%
32329 Highway 71
Templeton IA 51463-8567

Ethel L Robb TOD                                                                                     18.53%
Sheryl L Abraham POA
43940 SE Music Camp Rd
Sandy OR 97055-8457

UBS Financial Services Inc. FBO                                                                       8.86%
Joan C Steadman-Cook
2 Shoreline Drive
Westerly RI 02891-3717

Jeanie M Chresos                                                                                      8.31%
5279 W 52nd St
Parma OH 44134-1023

Sheldon Schram TOD                                                                                    7.85%
61 Ridgeview Dr
West Paterson NJ 07424-2719

Pershing LLC                                                                                          6.14%
P.O. Box 2052
Jersey City NY 07303-2052

Jacqueline A Olejniczak TOD                                                                           5.17%
3 South 430 Osaje Drive
Glen Ellyn IL 60137

                                              CLASS L                  CLASS M                 CLASS N                  CLASS Y
                                              -------                  -------                 -------                  -------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE  NATURE OF PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS   BENEFICAL  OF CLASS
TAX-FREE NATIONAL FUND                 OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED     OWNERSHIP   OWNED
----------------------                 ---------     -----     ---------      -----     ---------     -----     ---------   -----
                                                                                                                            97.56%
HL Investment Advisors
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

                                              CLASS A                  CLASS B                 CLASS C                CLASS H
                                       ---------------------   ---------------------    --------------------   ---------------------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE  NATURE OF PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS   BENEFICAL  OF CLASS
U.S. GOVERNMENT SECURITIES FUND        OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED     OWNERSHIP    OWNED
-------------------------------        --------    ---------   ---------   ---------    ---------   ---------   ---------  ---------
                                                     34.73%                   7.19%
Edward D Jones & Co
Attn: Mutual Fund Shareholder
Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009
                                                                                                      6.06%
Citigroup Global Markets, Inc.
House Account 00109801250
Attn: Peter Booth 7th Floor
333 W 34th St
New York NY 10001-2402

                                              CLASS L                  CLASS M                 CLASS N               CLASS Y
                                       ---------------------   ---------------------    --------------------   ---------------------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE NATURE OF  PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS  BENEFICAL   OF CLASS
U.S. GOVERNMENT SECURITIES FUND        OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED    OWNERSHIP    OWNED
-------------------------------        --------    ---------   ---------   ---------    ---------   ---------   ---------  ---------
Horace Snipes TOD                                                                                     8.93%
2168 Crisp Springs Rd
Mc Minnville TN 37110-5237

Pershing LLC                                                                                          8.25%
P.O. Box 2052
Jersey City NY 07303-2052

Richard Maynard Priest Trustee                                                                        6.89%
FBO The Priest Living Trust
11-14-1983
1847 Golden Spike Dr
Sparks NV 89434-8858

                                               CLASS L                  CLASS M                 CLASS N               CLASS Y

                                       ---------------------   ---------------------    --------------------   ---------------------
                                       AMOUNT AND              AMOUNT AND               AMOUNT AND             AMOUNT AND
                                       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE NATURE OF  PERCENTAGE
                                       BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS  BENEFICAL   OF CLASS
U.S. GOVERNMENT SECURITIES FUND        OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP     OWNED    OWNERSHIP    OWNED
-------------------------------        --------    ---------   ---------   ---------    ---------   ---------   ---------  ---------
HL Investment Advisors                                                                                                      97.56%
Attn Greg Bubnash
PO Box 2999
Wing A-3
Hartford CT 06104-2999

* EACH ENTITY SET FORTH IN THE TABLES ABOVE IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF CERTAIN OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH CERTAIN OF THE ENTITIES GENERALLY DO NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD ORDINARILY DISCLAIM ANY BENEFICIAL INTEREST THEREIN.

                                   APPENDIX C

         The following tables outline the proposed changes in the fundamental policies for each affected Fund, stating the current policy and the proposed revised policy.

                  THE HARTFORD MUTUAL FUNDS II, INC.:

                  THE HARTFORD SMALLCAP GROWTH FUND

PROPOSAL                                      CURRENT POLICY                         REVISED POLICY
--------                                      --------------                         --------------
Proposal to revise fundamental        The Fund will not "concentrate its     The Fund will not "purchase the
policy regarding investment           investments in any particular          securities of any issuer (other
concentrations within a particular    industry, except that (i) it may       than securities issued or
industry.                             invest up to 25% of the value of its   guaranteed by the U.S.
                                      total assets in any particular         government or any of its
                                      industry, and (ii) there is no         agencies or instrumentalities)
                                      limitation with respect to             if, as a result, more than 25%
                                      investments in obligations issued or   of the Fund's total assets would
                                      guaranteed by the U.S. Government or   be invested in the securities of
                                      its agencies and instrumentalities,    companies whose principal
                                      or obligations of domestic             business activities are in the
                                      commercial banks.  As to utility       same industry."
                                      companies, gas, electric, water and
                                      telephone companies will be
                                      considered as separate industries.
                                      As to finance companies, the
                                      following categories will be
                                      considered as separate industries:
                                      (a) captive automobile finance, such
                                      as General Motors Acceptance Corp.
                                      and Ford Motor Credit Corp.; (b)
                                      captive equipment finance companies,
                                      such as Honeywell Finance
                                      Corporation and General Electric
                                      Credit Corp.; (c) captive retail
                                      finance companies, such as Macy
                                      Credit Corp. and Sears Roebuck
                                      Acceptance Corp.; (d) consumer loan
                                      companies, such as Beneficial
                                      Finance Corporation and Household
                                      Finance Corporation; (e)
                                      diversified finance companies such
                                      as CIT Financial Corp., Commercial
                                      Credit Corporation and Borg Warner
                                      Acceptance Corp.; and (f) captive
                                      oil finance companies, such as Shell
                                      Credit, Inc., Mobil Oil Credit Corp.
                                      and Texaco

PROPOSAL                                      CURRENT POLICY                         REVISED POLICY
--------                                      --------------                         --------------
                                      Financial Services, Inc."

Proposal to revise fundamental        The Fund will not "invest in real      The Fund will not "purchase or
policy regarding investments in       estate, except the Fund may invest     sell real estate unless acquired
real estate or interests therein.     in securities issued by companies      as a result of ownership of
                                      owning real estate or interests        securities or other instruments,
                                      therein."                              although it may purchase
                                                                             securities secured by real
                                                                             estate or interests therein, or
                                                                             securities issued by companies
                                                                             which invest in real estate or
                                                                             interests therein."

Proposal to revise fundamental        The Fund will not "invest in           The Fund will not "purchase or
policy regarding purchases and        commodities or commodity contracts,    sell commodities or commodities
sales of commodities and              other than for hedging purposes        contracts, except that the Fund
commodities contracts.                only."                                 may purchase or sell financial
                                                                             futures contracts, options on
                                                                             financial futures and futures
                                                                             contracts, forward contracts,
                                                                             and options with respect to
                                                                             foreign currencies, and may
                                                                             enter into swap transactions or
                                                                             other financial transactions of
                                                                             any kind"

Proposal to revise fundamental        The Fund will not "make loans to       The Fund will not "make loans,
policy regarding the making of        other persons.  Repurchase             except to the extent consistent
loans to other persons.               agreements, the lending of             with the Investment Company Act
                                      securities and the acquiring of debt   of 1940, as amended, and the
                                      securities in accordance with the      rules and regulations
                                      Prospectus and Statement of            thereunder, or as may otherwise
                                      Additional Information are not         be permitted from time to time
                                      considered to be 'loans' for this      by regulatory authority."
                                      purpose."

Proposal to eliminate fundamental     The Fund will not "mortgage, pledge    The current policy will be
policy regarding the mortgage of      or hypothecate its assets, except in   eliminated.
assets.                               an amount not exceeding 10% of the
                                      value of its total assets to secure
                                      temporary or emergency borrowing."

Proposal to eliminate fundamental     The Fund will not "participate on a    The current policy will be
policy regarding participation in     joint or a joint and several basis     eliminated.
securities trading accounts.          in any securities trading account."

Proposal to eliminate fundamental     The Fund will not "purchase from or    The current policy will be
policy regarding                      sell to any officer,

PROPOSAL                                      CURRENT POLICY                         REVISED POLICY
--------                                      --------------                         --------------
certain purchases                     director, or employee of the Company,  eliminated.
from and sales to officers,           or the Fund's adviser or underwriter,
directors and employees.              or any of their officers or
                                      directors,any securities other than
                                      shares of the Fund's common stock."

Proposal to eliminate fundamental     The Fund will not "make short sales,   The current policy will be
policy regarding short sales.         except for sales against the box."     eliminated.
                                      While a short sale is made by
                                      selling a security the Fund does not
                                      own, a short sale is against the
                                      box' to the extent that the Fund
                                      contemporaneously owns or has the
                                      right to obtain securities identical
                                      to those sold short at not added
                                      cost."

Proposal to revise fundamental        The Fund will not "purchase            The Fund will not "borrow money
policies regarding the borrowing of   securities on margin or otherwise      or issue any class of senior
money, issuing of senior securities   borrow money or issue senior           securities, except to the extent
and purchasing securities on margin.  securities, except that the Fund,in    consistent with the Investment
                                      according with its investment          Company Act of 1940, as amended,
                                      objectives and policies, may           and the rules and regulations
                                      purchase securities on a when-issued   thereunder, or as may otherwise
                                      and delayed delivery basis, within     be permitted from time to time
                                      the limitations set forth in the       by regulatory authority."
                                      Prospectus and Statement of
                                      Additional Information.  The Fund
                                      may also obtain such short-term
                                      credit as it needs for the clearance
                                      of securities transactions, and may
                                      borrow from banks, for the account
                                      of the Fund, as a temporary measure
                                      to facilitate redemptions (but not
                                      for leveraging or investment) an
                                      amount that does not exceed 10% of
                                      the value of the Fund's total
                                      assets.  No additional investment
                                      securities may be purchased by the
                                      Fund while outstanding borrowings
                                      exceed 5% of the value of the Fund's
                                      total assets."

                        THE HARTFORD MUTUAL FUNDS, INC.:

                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                             THE HARTFORD STOCK FUND

            PROPOSAL                         CURRENT POLICY                          REVISED POLICY
            --------                         --------------                          --------------
Proposal to revise the fundamental    The Fund will not "issue senior        The Fund will not "borrow money
policy regarding the issuing of       securities."                           or issue any class of senior
senior securities.                                                           securities, except to the extent
                                                                             consistent with the Investment
                                                                             Company Act of 1940, as amended,
                                                                             and the rules and regulations
                                                                             thereunder, or as may otherwise
                                                                             be permitted from time to time
                                                                             by regulatory authority."

Proposal to revise the fundamental    The Fund will not "borrow money,       The Fund will not "borrow money
policy regarding the borrowing of     except from banks and then only if     or issue any class of senior
money.                                immediately after each such            securities, except to the extent
                                      borrowing there is asset coverage of   consistent with the Investment
                                      at least 300% as defined in the 1940   Company Act of 1940, as amended,
                                      Act."                                  and the rules and regulations
                                                                             thereunder, or as may otherwise
                                                                             be permitted from time to time
                                                                             by regulatory authority.

Proposal to revise the fundamental    The Fund will not "invest 25% or       The Fund will not "purchase the
policy regarding investment           more of its total assets in the        securities of any issuer (other
concentrations within a particular    securities of one or more issuers      than securities issued or
industry.                             conducting their principal business    guaranteed by the U.S.
                                      activities in the same industry        government or any of its
                                      (excluding the U.S. Government or      agencies or instrumentalities)
                                      any of its agencies or                 if, as a result, more than 25%
                                      instrumentalities)."                   of the Fund's total assets would
                                                                             be invested in the securities of
                                                                             companies whose principal
                                                                             business activities are in the
                                                                             same industry."

Proposal to revise the fundamental    The Fund will not "make loans,         The Fund will not "make loans,
policy regarding the making of        except through (a) the purchase of     except to the extent consistent
loans.                                debt obligations in accordance with    with the Investment Company Act
                                      the Fund's investment objective and    of 1940, as amended, and the
                                      policies, (b) repurchase agreements    rules and regulations
                                      with banks, brokers, dealers and       thereunder, or as may otherwise
                                      other financial institutions, and      be permitted from
                                      (c)

            PROPOSAL                         CURRENT POLICY                           REVISED POLICY
            --------                         --------------                           --------------
                                      loans of cash or securities as         time to time by regulatory
                                      permitted by applicable law."          authority."

Proposal to revise the fundamental    Each Fund will not "underwrite         Each Fund will not "act as an
policy regarding underwriting         securities issued by others, except    underwriter of securities of
securities.                           to the extent that the sale of         other issuers, except to the
                                      portfolio securities by the Fund may   extent that, in connection with
                                      be deemed to be an underwriting."      the disposition of portfolio
                                                                             securities, the Fund may be
                                                                             deemed an underwriter under
                                                                             applicable laws."

Proposal to revise the fundamental    Each Fund will not "purchase or sell   Each Fund will not "purchase or
policy regarding investments in       real estate, except that each Fund     sell real estate unless acquired
real estate and interests therein.    may (a) acquire or lease office        as a result of ownership of
                                      space for its own use, (b)  invest     securities or other instruments,
                                      in securities of issuers that invest   although it may purchase
                                      in real estate or interests therein    securities secured by real
                                      (e.g., real estate investment          estate or interests therein, or
                                      trusts), (c) invest in securities      securities issued by companies
                                      that are secured by real estate or     which invest in real estate or
                                      interests therein, (d) purchase and    interests therein."
                                      sell mortgage-related securities,
                                      (e) hold and sell real estate
                                      acquired by the Fund as a result of
                                      the ownership of securities and (f)
                                      invest in real estate limited
                                      partnerships."

            PROPOSAL                        CURRENT POLICY                           REVISED POLICY
            --------                        --------------                           --------------
Proposal to revise the fundamental    Each Fund will not "invest in          Each Fund will not "purchase or
policy regarding purchases and        commodities or commodity contracts,    sell commodities or commodities
sales of commodities and              except that the Fund may invest in     contracts, except that the Fund
commodities contracts.                currency and financial instruments     may purchase or sell financial
                                      and contracts that are commodities     futures contracts, options on
                                      or commodity contracts."               financial futures contracts and
                                                                             futures contracts, forward
                                                                             contracts, and options with
                                                                             respect to foreign currencies,
                                                                             and may enter into swap
                                                                             transactions or other financial
                                                                             transactions of any kind."

Proposal to eliminate the             "With respect to 75% of a Fund's       The current policy will be
fundamental policy regarding the      total assets," each Fund will not      eliminated.
diversification of investments.       "purchase securities of an issuer
                                      (other than cash, cash items or
                                      securities issued or guaranteed by
                                      the U.S. Government, its agencies,
                                      instrumentalities or authorities),
                                      if (a) such purchase would cause
                                      more than 5% of the Fund's total
                                      assets taken at market value to be
                                      invested in the securities of such
                                      issuer; or (b) such purchase would
                                      at the time result in more than 10%
                                      of the outstanding voting securities
                                      of such issuer being held by the
                                      Fund."

                  THE HARTFORD GLOBAL HEALTH FUND

            PROPOSAL                         CURRENT POLICY                           REVISED POLICY
            --------                         --------------                           --------------
Proposal to revise the fundamental    The Fund will not "issue senior        The Fund will not "borrow money
policy regarding the issuing of       securities."                           or issue any class of senior
senior securities.                                                           securities, except to the extent
                                                                             consistent with the Investment
                                                                             Company Act of 1940, as amended,
                                                                             and the rules and regulations
                                                                             thereunder, or as may otherwise
                                                                             be permitted from time to time
                                                                             by regulatory authority."

Proposal to revise the fundamental    The Fund will not "borrow money,       The Fund will not "borrow money
policy regarding the borrowing of     except from banks and then only if     or issue any class of senior
money.                                immediately after each such            securities, except to the extent
                                      borrowing there is asset coverage of   consistent with the Investment
                                      at least 300% as defined in the 1940   Company Act of 1940, as amended,
                                      Act."                                  and the rules and regulations
                                                                             thereunder, or as may otherwise
                                                                             be permitted from time to time
                                                                             by regulatory authority."

Proposal concerning fundamental       The Fund "normally invests at least    The Fund will "normally invest
policy regarding investments within   25% of its total assets, in the        at least 25% of its total
certain industries.                   aggregate, in the following            assets, in the aggregate, in the
                                      industries; pharmaceuticals, medical   following industries:
                                      products, and health services."        pharmaceuticals and
                                                                             biotechnology, medical products,
                                                                             and health services."

Proposal to revise the fundamental    The Fund will not "make loans,         The Fund will not "make loans,
policy regarding the making of        except through (a) the purchase of     except to the extent consistent
loans.                                debt obligations in accordance with    with the Investment Company Act
                                      the Fund's investment objective and    of 1940, as amended, and the
                                      policies, (b) repurchase agreements    rules and regulations
                                      with banks, brokers, dealers and       thereunder, or as may otherwise
                                      other financial institutions, and      be permitted from time to time
                                      (c) loans of cash or securities as     by regulatory authority."
                                      permitted by applicable law."

Proposal to revise the fundamental    The Fund will not "underwrite          The Fund will not "act as an
policy regarding underwriting         securities issued by others except     underwriter of securities of
securities.                           to the extent that the sale of         other issuers, except to the

            PROPOSAL                        CURRENT POLICY                           REVISED POLICY
            --------                        --------------                           --------------
                                      portfolio securities by the Fund may   extent that, in connection with
                                      be deemed to be an underwriting."      the disposition of portfolio
                                                                             securities, the Fund may be
                                                                             deemed an underwriter under
                                                                             applicable laws."

Proposal to revise the fundamental    The Fund will not "purchase or sell    The Fund will not "purchase or
policy regarding investments in       real estate, except that the Fund      sell real estate unless acquired
real estate and interests therein.    may (a) acquire or lease office        as a result of ownership of
                                      space for its own use, (b) invest in   securities or other instruments,
                                      securities of issuers that invest in   although it may purchase
                                      real estate or interests therein       securities secured by real
                                      (e.g., real estate investment          estate or interests therein, or
                                      trusts), (c) invest in securities      securities issued by companies
                                      that are secured by real estate or     which invest in real estate or
                                      interests therein, (d) purchase and    interests therein."
                                      sell mortgage-related securities,
                                      (e) hold and sell real estate
                                      acquired by the Fund as a result of
                                      the ownership of securities and (f)
                                      invest in real estate limited
                                      partnerships."

Proposal to revise the fundamental    The Fund will not "invest in           The Fund will not "purchase or
policy regarding purchases and        commodities or commodity contracts,    sell commodities or commodities
sales of commodities and              except that the Fund may invest in     contracts, except that the Fund
commodities contracts.                currency and financial instruments     may purchase or sell financial
                                      and contracts that are commodities     futures contracts, options on
                                      or commodity contracts."               financial futures contracts and
                                                                             futures contracts, forward
                                                                             contracts, and options with
                                                                             respect to foreign currencies,
                                                                             and may enter into swap
                                                                             transactions or other financial
                                                                             transactions of any kind."

                  THE HARTFORD GLOBAL TECHNOLOGY FUND

            PROPOSAL                        CURRENT POLICY                           REVISED POLICY
            --------                        --------------                           --------------
Proposal to revise the fundamental    The Fund will not "issue senior        The Fund will not "borrow money
policy regarding the issuing of       securities."                           or issue any class of senior
senior securities.                                                           securities, except to the extent
                                                                             consistent with the Investment
                                                                             Company Act of 1940, as amended,
                                                                             and the rules and regulations
                                                                             thereunder, or as may otherwise
                                                                             be permitted from time to time
                                                                             by regulatory authority."

Proposal to revise the fundamental    The Fund will not "borrow money,       The Fund will not "borrow money
policy regarding the borrowing of     except from banks and then only if     or issue any class of senior
money.                                immediately after each such            securities, except to the extent
                                      borrowing there is asset coverage of   consistent with the Investment
                                      at least 300% as defined in the 1940   Company Act of 1940, as amended,
                                      Act."                                  and the rules and regulations
                                                                             thereunder, or as may otherwise
                                                                             be permitted from time to time
                                                                             by regulatory authority."

Proposal concerning fundamental       The Fund "normally invests at least    The Fund will "normally invest
policy regarding investments within   25% of its total assets, in the        at least 25% of its total
certain industries.                   aggregate, in the following            assets, in the aggregate, in the
                                      industries; computers and computer     following industries: technology
                                      equipment, software and computer       hardware and equipment, software
                                      services, electronics, and             and computer services, commercial
                                      communication equipment."              services and supplies, electronics,
                                                                             and communication equipment."

Proposal to revise the fundamental    The Fund will not "make loans,         The Fund will not "make loans,
policy regarding the making of        except through (a) the purchase of     except to the extent consistent
loans.                                debt obligations in accordance with    with the Investment Company Act
                                      the Fund's investment objective and    of 1940, as amended, and the
                                      policies, (b) repurchase agreements    rules and regulations thereunder,
                                      with banks, brokers, dealers and       or as may otherwise be permitted
                                      other financial institutions, and      from time to time by regulatory
                                      (c) loans of cash or securities as     authority."
                                      permitted by applicable law."

Proposal to revise the fundamental    The Fund will not "underwrite          The Fund will not "act as an
policy regarding                      securities issued by others,           underwriter of securities of

            PROPOSAL                           CURRENT POLICY                         REVISED POLICY
            --------                           --------------                         --------------
underwriting securities.              except to the extent that the sale     other issuers, except to the
                                      of portfolio securities by the Fund    extent that, in connection with
                                      may be deemed to be an underwriting."  the disposition of portfolio securities, the Fund may be
                                                                             deemed an underwriter under
                                                                             applicable laws."

Proposal to revise the fundamental    The Fund will not "purchase or sell    The Fund will not "purchase or
policy regarding investments in       real estate, except that the Fund      sell real estate unless acquired
real estate and interests therein.    may (a) acquire or lease office        as a result of ownership of
                                      space for its own use, (b) invest in   securities or other instruments,
                                      securities of issuers that invest in   although it may purchase
                                      real estate or interests therein       securities secured by real
                                      (e.g., real estate investment          estate or interests therein, or
                                      trusts), (c) invest in securities      securities issued by companies
                                      that are secured by real estate or     which invest in real estate or
                                      interests therein, (d) purchase and    interests therein."
                                      sell mortgage-related securities,
                                      (e) hold and sell real estate
                                      acquired by the Fund as a result of
                                      the ownership of securities and (f)
                                      invest in real estate limited
                                      partnerships."

Proposal to revise the fundamental    The Fund will not "invest in           The Fund will not "purchase or
policy regarding purchases and        commodities or commodity contracts,    sell commodities or commodities
sales of commodities and              except that the Fund may invest in     contracts, except that the Fund
commodities contracts.                currency and financial instruments     may purchase or sell financial
                                      and contracts that are commodities     futures contracts, options on
                                      or commodity contracts."               financial futures contracts and
                                                                             futures contracts, forward
                                                                             contracts, and options with
                                                                             respect to foreign currencies,
                                                                             and may enter into swap
                                                                             transactions or other financial
                                                                             transactions of any kind."

PRELIMINARY COPY

                              [FORM OF PROXY CARD]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

PROXY                                                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         [INVESTMENT COMPANY NAME HERE]

[INVESTMENT COMPANY NAME HERE]
[SERIES NAME HERE]                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                       TO BE HELD JUNE 15, 2004

The undersigned hereby appoints David M. Znamierowski, George R. Jay, Brian C. Watkins, Daniel E. Burton and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the series named above (the "Fund") held by the undersigned on March 31, 2004, at a Special Meeting of Shareholders to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June 15, 2004, at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matter on the reverse as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised.

                                             Note: Please sign exactly as name
                                             appears to the left. When signing
                                             as attorney, executor,
                                             administrator, trustee, or
                                             guardian, please give full title as
                                             such. If signing for a corporation,
                                             please sign in full corporate name
                                             by authorized person. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             ___________________________________
                                             Signature
                                             ___________________________________
                                             Date

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE!
                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ ]

FOR ALL        WITH-HOLD ALL         FOR       1. TO ELECT THE FOLLOWING
                                     ALL       NOMINEES: (01) LYNN S. BIRDSONG,
                                   EXCEPT*     (02) W.E. COLEMAN, (03) R.M.
                                               GAVIN, (04) D.E. HILL, (05) P.O.
                                               PETERSON, (06) M.H. PRYOR, JR.,
                                               (07) T.M. MARRA, (08) L.A. SMITH,
                                               (09) D.M. ZNAMIEROWSKI

                                                  *TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE
                                                  BOX "FOR [ ] ALL EXCEPT" AND WRITE THE NOMINEE'S(S')
[ ]             [ ]                 [ ]           NUMBER(S) ON THE LINE BELOW.

                                                  ------------------------------------------

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   2. PROPOSAL TO PERMIT THE FUND'S INVESTMENTADVISER TO SELECT AND
                                                  CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(A)(i). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE
                                                  ISSUING OF SENIOR SECURITIES.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(A)(ii). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE
                                                  BORROWING OF MONEY.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(A)(iii). PROPOSAL TO REVISE THE FUNDAMENTAL POLICIES REGARDING THE
                                                  BORROWING OF MONEY, ISSUING OF SENIOR SECURITIES AND PURCHASING
                                                  SECURITIES ON MARGIN.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(B). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING THE
                                                  PLEDGING, MORTGAGING OR HYPOTHECATING OF ASSETS.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(C) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING UNDERWRITING
                                                  SECURITIES.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(D). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS
                                                  IN REAL ESTATE AND INTERESTS THEREIN.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(E). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING PURCHASES
                                                  AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(F). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE
                                                  DIVERSIFICATION OF INVESTMENTS.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(G). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENT
                                                  CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(H)(i). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING
                                                  PURCHASES FROM AND SALES TO OFFICERS, DIRECTORS AND EMPLOYEES.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(H)(ii). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING
                                                  SECURITIES TRADING ACCOUNTS.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(I). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE MAKING
                                                  OF LOANS.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(J). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SHORT
                                                  SALES.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN   3(K). PROPOSAL TO REVISE THE FUNDAMENTAL POLICIES REGARDING
                                                  INVESTMENTS IN CERTAIN INDUSTRIES.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE!